                                                                         FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                                             RASC SERIES 2007-KS2 TRUST
---------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             $164,400,000 (APPROXIMATE)

This Information was prepared by J.P. Morgan Securities Inc. in its capacity as underwriter.  This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached.  Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.
                                                                                                                                     27

                                                      RASC SERIES 2007-KS2 TRUST

                                  HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-KS2

                                                      $164,400,000 (APPROXIMATE)

                                                          Subject to Revision

                                              February 14, 2007 - Class A-II Certificates

Any transactions in the certificates will be effected through J.P. Morgan Securities Inc. ("JPMorgan")

The  information  herein has been provided  solely by JPMorgan based on information  with respect to the Mortgage Loans provided by
Residential Funding Company, LLC ("RFC") and its affiliates.

 THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SECURITIES AND EXCHANGE  COMMISSION  (FILE NUMBER
333-131209)  FOR THE  OFFERING  TO WHICH  THIS  COMMUNICATION  RELATES.  BEFORE  YOU  INVEST,  YOU SHOULD  READ THE  PROSPECTUS  IN THAT
REGISTRATION  STATEMENT  AND OTHER  DOCUMENTS  THE DEPOSITOR HAS FILED WITH THE  SECURITIES  AND EXCHANGE  COMMISSION  FOR MORE COMPLETE
INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE  DOCUMENTS AT NO CHARGE BY VISITING  EDGAR ON THE  SECURITIES  AND
EXCHANGE COMMISSION WEB SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR, ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING
WILL ARRANGE TO SEND YOU THE PROSPECTUS AT NO CHARGE IF YOU REQUEST IT BY CALLING TOLL-FREE 1-800-422-2006.

 The information in this free writing  prospectus,  if conveyed prior to the time of your contractual  commitment to purchase any of the
Certificates,  supersedes any information  contained in any prior similar  materials  relating to the  Certificates.  The information in this free writing  prospectus is preliminary,  and is subject to completion or change.  This free writing  prospectus is being delivered to you solely to provide you with  information  about the offering of the Certificates  referred to in this free writing  prospectus and to solicit an offer to purchase the  Certificates,  when, as and if issued.  Any such offer to purchase made by you will not be accepted and will not  constitute a  contractual  commitment  by you to purchase any of the  Certificates,  until we have  accepted your offer to purchase  Certificates.  You may withdraw your offer to purchase  certificates  at any time prior to our  acceptance of your offer.  The
Certificates  referred to in these  materials are being sold when, as and if issued.  The issuing  entity is not obligated to issue such
Certificates  or any  similar  security  and the  underwriters'  obligation  to deliver  such  Certificates  is subject to the terms and conditions of the  underwriting  agreement with the depositor and the  availability of such  Certificates  when, as and if issued by the issuing  entity.  You are advised that the terms of the  Certificates,  and the  characteristics  of the mortgage pool backing them, may change (due,  among other things,  to the possibility  that mortgage loans that comprise the pool may become  delinquent or defaulted or may be removed or  replaced  and that  similar or  different  mortgage  loans may be added to the  mortgage  pool,  and that one or more classes of  Certificates  may be split,  combined or eliminated),  at any time prior to issuance or availability of a final  prospectus.
You are advised  that  Certificates  may not be issued that have the  characteristics  described in this free  writing  prospectus.  The underwriters'  obligation to sell any of the  Certificates  to you is  conditioned  on the mortgage  loans and  Certificates  having the characteristics  described  in  these  materials.  If for any  reason  the  issuing  entity  does not  deliver  such  Certificates,  the underwriters  will notify you, and neither the issuing entity or any  underwriter  will have any obligation to you to deliver all or any portion of the Certificates  which you have committed to purchase,  and neither the issuing entity or any underwriter will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

 This  communication  does not contain all the  information  that is required  to be included in the base  prospectus,  the  preliminary prospectus supplement and the prospectus supplement.

The  certificates may not be suitable for all investors.  JPMorgan and its affiliates may acquire,  hold or sell positions in these certificates, or in related derivatives, and may have an investment or commercial banking relationship with the depositor.

Investors are urged to read the base prospectus,  free writing prospectus or preliminary  prospectus  supplement and the prospectus supplement and other relevant  documents  filed or to be filed with the  Securities  and Exchange  Commission  because they contain important information.

This free writing  prospectus does not contain all information that is required to be included in the base prospectus,  preliminary prospectus supplement and the prospectus supplement.

JPMorgan and its  affiliates,  officers,  directors,  partners and  employees,  including  persons  involved in the  preparation or issuance  of these  materials,  may,  from time to time,  have long or short  positions  in,  and buy and  sell,  the  certificates mentioned herein or derivatives  thereof  (including  options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The  information in this free writing  prospectus  supersedes  information  contained in any prior similar free writing  prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing  prospectus is not an offer to sell or a solicitation  of an offer to buy these  certificates  in any state where such offer, solicitation or sale is not permitted.

All  assumptions  and  information  in this report  reflect  JPMorgan's  judgment  as of this date and are  subject to change.  All analyses are based on certain assumptions noted herein and different  assumptions could yield substantially  different results. You are  cautioned  that  there is no  universally  accepted  method  for  analyzing  financial  instruments.  You  should  review  the assumptions;  there may be differences  between these assumptions and your actual business  practices.  Further,  JPMorgan does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The  decision  to adopt  any  strategy  remains  your  responsibility.  JPMorgan  (or any of its  affiliates)  or  their  officers, directors,  analysts or employees may have positions in  certificates,  commodities or derivative  instruments  thereon referred to here, and may, as principal or agent, buy or sell such certificates,  commodities or derivative instruments.  In addition, JPMorgan may make a market in the certificates referred to herein.

Finally,  JPMorgan has not  addressed  the legal,  accounting  and tax  implications  of the analysis with respect to you, and JPMorgan strongly urges you to seek advice from your counsel, accountant and tax advisor.

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART I OF II

$164,400,000 (APPROXIMATE)

RASC SERIES 2007-KS2 TRUST
Issuing Entity

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING COMPANY, LLC
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2007-KS2

                                                                                                                  February 14, 2007

EXPECTED TIMING:          Pricing Date:               On or about February 16, 2007
                          Settlement Date:            On or about February 23, 2007
                          First Payment Date:         March 26, 2007

STRUCTURE:                Fixed and ARMs:             $962,500,000 senior / subordinate structure /
                                                      overcollateralization
                          Rating Agencies:            Moody's, S&P and Fitch

                                                      RASC SERIES 2007-KS2 TRUST

                                      HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES
                                                      $164,400,000 (APPROXIMATE)
                                                          SUBJECT TO REVISION

-------------------------------------------------------------------------------------------------------------------------------------------
CLASS                APPROXIMATE     INTEREST   PRINCIPAL   EXPECTED WAL      EXPECTED       FINAL SCHEDULED     EXPECTED RATING (MOODY'S
                                                                              PRINCIPAL
                                                                               WINDOW
                                                              (YRS)(2)       (MONTHS)(2)       DISTRIBUTION
                      SIZE($)(1)       TYPE       TYPE        CALL/MAT        CALL/MAT          DATE((6))             / S&P / FITCH)
A-I-1 (3) (4) (7)    316,000,000     Floating      SEQ            Not Offered Hereby           October 2030          Aaa / AAA / AAA
A-I-2 (3) (4) (7)    104,100,000     Floating      SEQ            Not Offered Hereby           January 2034          Aaa / AAA / AAA
A-I-3 (3) (4) (7)    106,300,000     Floating      SEQ            Not Offered Hereby          November 2036          Aaa / AAA / AAA
A-I-4 (3) (4) (7)     65,200,000     Floating      SEQ            Not Offered Hereby          February 2037          Aaa / AAA / AAA
                                                                             1 - 77 / 1 -
A-II (3) (4)         164,400,000     Floating      PT          2.02 / 2.13       147          February 2037          Aaa / AAA / AAA
M-1 (3) (4) (5)                                                   Not Offered Hereby
(7)                   42,000,000     Floating      MEZ                                        February 2037      [Aa1] / [ AA+] / [ AA+]
M-2  (3) (4) (5)                                                  Not Offered Hereby
(7)                   43,000,000     Floating      MEZ                                        February 2037       [Aa2] / [ AA] / [ AA]
M-3  (3) (4) (5)                                                  Not Offered Hereby
(7)                   20,000,000     Floating      MEZ                                        February 2037        [Aa3] / [AA-] / [AA]
M-4  (3) (4) (5)                                                  Not Offered Hereby
(7)                   18,000,000     Floating      MEZ                                        February 2037        [A1] / [ A+] / [AA-]
M-5  (3) (4) (5)                                                  Not Offered Hereby
(7)                   17,500,000     Floating      MEZ                                        February 2037         [A2] / [A] / [A+]
M-6  (3) (4) (5)                                                  Not Offered Hereby
(7)                   16,000,000     Floating      MEZ                                        February 2037         [A3] / [A-] / [A]
M-7  (3) (4) (5)                                                  Not Offered Hereby
(7)                   16,000,000     Floating      MEZ                                        February 2037       [Baa1] / [BBB+] / [A-]
M-8  (3) (4) (5)                                                  Not Offered Hereby
(7)                   12,500,000     Floating      MEZ                                        February 2037      [Baa2] / [BBB] / [BBB+]
M-9  (3) (4) (5)                                                  Not Offered Hereby
(7)                   11,500,000     Floating      MEZ                                        February 2037      [Baa3] / [BBB-] / [BBB]
M-10  (3) (4)                                                     Not Offered Hereby
(5) (7)               10,000,000     Floating      MEZ                                        February 2037       [Ba1] / [BB+] / [BBB-]
------------------ ----------------- --------- ------------ -------------- ---------------- ------------------- ---------------------------
TOTAL                $962,500,000
------------------ ----------------- --------- ------------ -------------- ---------------- ------------------- ---------------------------

      NOTES:
(1)      Class sizes subject to a 5% variance.
(2)      Pricing Speed Assumption:
         Fixed:   23% HEP (2.3% CPR in month 1, building to 23% CPR by month 10, and remaining constant at 23% CPR thereafter).
         ARMs:    100% PPC (assumes that prepayments start at 2% CPR in month one, increase by approximately 2.545% each month to 30%
         CPR in month 12 and remain at 30% CPR until month 22, from month 23 to month 27, 50% CPR, and from month 28 and thereafter,
         35% CPR).
(3)      The pass-through rate on each class of Class A Certificates and Class M Certificates will be equal to the least of (i)
         one-month LIBOR plus the related margin, (ii) the related Net WAC Cap Rate and (iii) 14.00% per annum.
(4)      If the 10% optional call is not exercised, the margin on the Class A Certificates will double and the margin on the Class M
         Certificates will be 1.5 times the original margin, beginning on the second Distribution Date after the first possible optional termination date.
(5)      The Class M Certificates are not expected to receive principal payments prior to the Stepdown Date.
(6)      For Class A-I-1 through Class A-I-3 Certificates, calculated at 0% CPR, to maturity.  For Class A-I-4, Class A-II and Class
         M Certificates calculated as latest loan maturity date plus one month.
(7)      The Class A-I Certificates and Class M Certificates are not offered hereby.

 REPRESENTATIONS & WARRANTIES:         RFC will make a representation  and warranty that each mortgaged property is free of damage and in good  repair as of the  closing  date.  In the event that a  mortgaged property is damaged as of the  closing  date and that  damage  materially  adversely
                                       affects  the  value  of  the   mortgaged   property  or  of  the   interest  of  the
                                       certificateholders   in  the  related  mortgaged  loan,  RFC  will  be  required  to repurchase the related mortgage loan from the trust.

 CERTIFICATES:                         The Class A-I-1  Certificates,  Class A-I-2  Certificates,  Class A-I-3 Certificates
                                       and  Class  A-I-4   Certificates  (the  "Class  A-I  Certificates")  are  backed  by fixed-rate and adjustable-rate  mortgage loans with original principal balances that may or may not conform to Freddie Mac limitations (the "Group I Loans").
                                       The Class A-II  Certificates are backed by fixed-rate and  adjustable-rate  mortgage loans with original  principal balances that conform to Freddie Mac limitations (the
                                       "Group II Loans").

                                       The  Class  A-I   Certificates   and  Class   A-II   Certificates   (the   "Class  A
                                       Certificates").

                                       The Class M-1 Certificates,  Class M-2 Certificates,  Class M-3 Certificates,  Class
                                       M-4  Certificates,  Class  M-5  Certificates,  Class  M-6  Certificates,  Class  M-7
                                       Certificates,  Class  M-8  Certificates,  Class  M-9  Certificates  and  Class  M-10
                                       Certificates (the "Class M Certificates")  together with the Class A-I Certificates, are not offered hereby.

                                       The  Class  A-II  Certificates  will  be  offered  by  the  Preliminary   Prospectus
                                       Supplement.

 DEPOSITOR:                            Residential  Asset  Securities  Corporation  ("RASC"),  an affiliate of  Residential
                                       Funding Company, LLC.

 SEC REGISTRATION NUMBER:              333-131209.

 SELLER AND MASTER SERVICER:           Residential Funding Company, LLC (the "Seller", "Master Servicer" or "RFC").
 SUB-SERVICER:                         New Century Mortgage  Corporation will be the interim servicer of the mortgage loans originated  by New Century  Mortgage  Corporation.  It is expected that such interim servicing  will be  transferred  to  Homecomings  Financial,  LLC, on April 1, 2007.
                                       Servicing for all other Mortgage  Loans will be provided by  Homecomings  Financial,
                                       LLC, or GMAC Mortgage, LLC, an affiliate of Residential Funding Company, LLC.

 CREDIT RISK MANAGER:                  Clayton Fixed Income Services Inc. (formerly known as The Murrayhill Company) will act as the trust's representative in advising the Master Servicer and the
                                       Sub-Servicer regarding certain delinquent and defaulted Mortgage Loans, and in monitoring and issuing various reports on the performance of such Mortgage Loans.

 TRUSTEE AND SUPPLEMENTAL INTEREST     U.S. Bank National Association.

 TRUST TRUSTEE:
 SWAP COUNTERPARTY:                    JPMorgan Chase Bank, National Association.

 LEAD UNDERWRITER:                     J.P. Morgan Securities Inc.

 CUT-OFF DATE:                         February 1, 2007.

 CLOSING DATE:                         On or about February 23, 2007.

 DISTRIBUTION DATES:                   The 25th day of each month (if such day is not a business  day,  the first  business day thereafter) commencing in March 2007.

 FORM OF CERTIFICATES:                 The Class A-II  Certificates  will be  available  in  book-entry  form through DTC /
                                       Euroclear / Clearstream in same day funds.

 MINIMUM DENOMINATIONS:                The Class A II  Certificates  will be offered in minimum  denominations  of $100,000 and integral multiples of $1 in excess thereof.

  TAX STATUS:                          The Class A-II  Certificates  (exclusive of any right to receive amounts in respect of Basis Risk  Shortfall)  will be designated as regular  interests in a REMIC and, as such,  will be treated as debt  instruments  of a REMIC for  federal  income tax purposes.

  ERISA ELIGIBILITY:                   Subject  to the  considerations  contained  in the base  prospectus,  the  Class
                                       A-II  Certificates may be eligible for purchase by persons  investing assets of employee benefit plans or individual retirement accounts assets.

                                       In  addition,  prior  to  the  termination  of the  Swap  Agreement,  the  Class
                                       A-II Certificates  may only be  purchased  by  persons  investing  assets  of employee benefit plans or individual  retirement  accounts assets if such person qualifies for  the  relief  available  under  one or more  of the  following investor-based exemptions:

                                      o        Prohibited Transaction Class Exemption ("PTCE") 84-14, regarding
                                      o        transactions negotiated by independent "qualified professional asset managers";

                                      o        PTCE 90-1, regarding investments by insurance company pooled separate accounts;

                                      o        PTCE 91-38, regarding investments by bank collective investment funds;

                                      o        PTCE 95-60, regarding investments by insurance company general accounts; or

                                      o        PTCE 96-23, regarding transactions negotiated by certain "in-house asset managers".

                                       See "ERISA Considerations" in the base prospectus.

  SMMEA ELIGIBILITY:                   The Class A-II  Certificates  are not  expected  to  constitute  "mortgage  related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984.

  OPTIONAL TERMINATION DATE:           If the  aggregate  principal  balance of the Mortgage  Loans after giving effect to distributions  to be  made  on  that  Distribution  Date  falls  below  10%  of the aggregate  principal balance as of the Cut-off Date ("Optional  Termination Date"),
                                       the holders of the call rights may terminate the trust.

  MORTGAGE LOANS:                      The  Group  I  Loans  will  consist  of  first  and  second  lien,  fixed-rate  and adjustable-rate  mortgage  loans with original  principal  balances that may or may not  conform  to  Freddie  Mac  limitations.  The pool of  Group I Loans  described herein has an approximate principal balance of $825,695,800 as of the Cut-Off Date.
                                       The  Group II  Loans  will  consist  of  first  and  second  lien,  fixed-rate  and adjustable-rate  mortgage loans with original  principal balances that will conform to Freddie  Mac  limitations.  The pool of Group II Loans  described  herein has an approximate principal balance of $229,432,625 as of the Cut-Off Date.
                                       Approximately  19.19%  of  the  Mortgage  Loans  were  purchased  from  Homecomings
                                       Financial, LLC, which is a seller affiliated with RFC.
                                       Approximately  33.74%  of the  Mortgage  Loans  were  purchased  from  New  Century
                                       Mortgage Corporation.

  SILENT SECONDS:                      The  mortgaged  properties  relating  to  approximately  21.56%  and  9.91%  of the
                                       Mortgage  Loans in Loan Group I and Loan Group II,  respectively,  are subject to a second-lien  mortgage loan ("Silent  Second") that were originated at the same time
                                       as  the  first-lien   mortgage  loan.  The  weighted  average   combined   original
                                       loan-to-value ratio of the Mortgage Loans,  including the Mortgage Loans subject to
                                       Silent  Seconds,  is 86.82% and 84.28% with  respect to Loan Group I and Loan Group
                                       II, respectively.

  PERFORMANCE INFORMATION:             Performance  information  for certain RFC  transactions  is currently  available at
                                       www.gmacrfcstaticpool.com.

  PREPAYMENT ASSUMPTION:               Fixed Rate Mortgage Loans: 23% HEP (assumes that  prepayments  start at 2.3% CPR in month one,  increase by 2.3% each month to 23% CPR in month 10, and remain constant at 23% CPR thereafter).

                                       Adjustable Rate Mortgage Loans:  100% PPC (100% PPC prepayment  assumption  assumes
                                       (i) a constant  prepayment rate of 2% of the then outstanding  principal balance of the  adjustable-rate  Mortgage Loans in the first month of the life of the Mortgage
                                       Loans,  (ii) an additional  28%/11 per annum in each month  thereafter  through the eleventh  month,  (iii) a constant  prepayment rate of 30% per annum in the twelfth month through the twenty-second  month, (iv) a constant  prepayment rate of 50% per annum  in the  twenty-third  month  through  the  twenty-seventh  month  and  (v) a constant prepayment rate of 35% per annum thereafter).

  GROUP I BASIS RISK SHORTFALL:       With respect to each class of Class A-I  Certificates  and any  Distribution  Date on
                                      which  the Group I Net WAC Cap Rate is used to  determine  the  pass-through  rate of that class of certificates,  an amount equal to the excess of (i) accrued certificate interest for that class of  certificates  calculated  at a rate (not to exceed 14.00%
                                      per annum)  equal to  One-Month  LIBOR plus the  related  margin,  over (ii)  accrued certificate interest for that class of certificates  calculated using the Group I Net
                                      WAC Cap Rate.

  GROUP I BASIS RISK SHORTFALL        With respect to each class of Class A-I Certificates  and any  Distribution  Date, an
  CARRY-FORWARD AMOUNTS:              amount  equal  to the  aggregate  amount  of  Group I Basis  Risk  Shortfall  on that
                                      Distribution  Date,  plus  any  unpaid  Group  I  Basis  Risk  Shortfall  from  prior
                                      Distribution  Dates, plus interest thereon to the extent  previously  unreimbursed by
                                      Excess Cash Flow, at a rate equal to the related  pass-through rate for that class of certificates.

  GROUP II BASIS RISK SHORTFALL:      With respect to the Class A-II  Certificates and any  Distribution  Date on which the
                                      Group II Net WAC Cap Rate is used to determine  the  pass-through  rate of that class of  certificates,  an  amount  equal to the  excess  of (i) the  accrued  certificate interest for that class of  certificates  calculated  at a rate (not to exceed 14.00%
                                      per annum)  equal to  One-Month  LIBOR plus the related  margin over (ii) the accrued certificate  interest for that class of  certificates  calculated  using the Group II
                                      Net WAC Cap Rate

  GROUP II BASIS RISK SHORTFALL       With respect to the Class A-II  Certificates  and any  Distribution  Date,  an amount
  CARRY-FORWARD AMOUNTS:              equal to the  aggregate  amount of Group II Basis  Risk  Shortfall  for that class of certificates  on that  Distribution  Date,  plus  any  unpaid  Group  II  Basis  Risk
                                      Shortfall on that class of certificates from prior Distribution  Dates, plus interest thereon to the extent  previously  unreimbursed  by Excess Cash Flow, at a rate equal to the related pass-through rate for that class of certificates.

 CLASS M BASIS RISK SHORTFALL:        With respect to any class of Class M Certificates and any Distribution  Date on which the  Class M Net WAC Cap  Rate is used to  determine  the  pass-through  rate of that class of certificates,  an amount equal to the excess of (x) the accrued  certificate interest for that class of  certificates  calculated  at a rate (not to exceed 14.00%
                                      per annum)  equal to  One-Month  LIBOR plus the  related  margin over (y) the accrued certificate interest for that class of certificates  calculated using the Class M Net
                                      WAC Cap Rate.

 CLASS M BASIS RISK  SHORTFALL        With respect to each class of Class M  Certificates  and any  Distribution  Date,  an
 CARRY-FORWARD AMOUNT:                amount equal to the aggregate  amount of Class M Basis Risk  Shortfall for that class of  certificates  on that  Distribution  Date,  plus any  unpaid  Class M Basis  Risk
                                      Shortfall  from  prior  Distribution  Dates,  plus  interest  thereon  to the  extent previously  unreimbursed  by  Excess  Cash  Flow,  at a rate  equal  to  the  related pass-through rate.

  RELIEF ACT SHORTFALLS:              With respect to any  Distribution  Date,  the  shortfall,  if any, in  collections of
                                      interest  resulting  from  the  Servicemembers   Civil  Relief  Act  or  any  similar
                                      legislation  or  regulation.  Relief Act  Shortfalls  will be  covered  by  available
                                      Excess Cash Flow in the current period only.  Any Relief Act Shortfalls  allocated to the Class A-II  Certificates  for the current  period not covered by Excess Cash Flow in the current period will remain unpaid.  Relief Act Shortfalls will be allocated on a pro rata basis among the Class A Certificates and Class M Certificates.

  AVAILABLE DISTRIBUTION AMOUNT:      For any Distribution  Date, an amount (net of (i) amounts  reimbursable to the Master
                                      Servicer,  any subservicer and Credit Risk Manager  (ii) any net swap payments to the
                                      swap   counterparty   and   (iii)   any   Swap   Termination   Payment   not  due  to
                                      a Swap Counterparty Trigger Event)  equal  to (a) the  aggregate  amount of scheduled payments on the  Mortgage  Loans due during the related due period and received on or prior to the related  determination  date,  after  deduction of the master  servicing fees,  subservicing  fees and Credit  Risk  Manager  fees in respect of the  Mortgage
                                      Loans for that  Distribution  Date,  (b) unscheduled  payments,  including  mortgagor
                                      prepayments  on  the  Mortgage  Loans,   insurance   proceeds,   liquidation proceeds
                                      and subsequent recoveries  from the Mortgage Loans,  and proceeds from repurchases of and  substitutions  for the Mortgage Loans  occurring  during the preceding  calendar month,  and (c) all  Advances  made  for that  Distribution  Date in  respect  of the
                                      Mortgage Loans.  A more detailed description of the Available  Distribution Amount is set forth in the preliminary  prospectus  supplement,  including  additional  amounts which may be included.

  CREDIT ENHANCEMENT:                 A.  EXCESS CASH FLOW

                                      For any  Distribution  Date, the sum of (i) the excess of the available  distribution amount over the sum of (a) the interest  distribution amount for the certificates and
                                      (b)  the  principal  remittance  amount,  (ii)  any  overcollateralization  reduction amount,  and (iii) any net swap payments received by the Supplemental  Interest trust under the Swap  Agreement for that  Distribution  Date.  Excess Cash Flow may be used to protect the Class A Certificates and Class M Certificates  against realized losses by making an  additional  payment of  principal  to cover the amount of the  realized losses.

                                      Excess spread is initially equal to approximately [274] basis points per annum.

                                      * -  Excess  Spread  is  calculated  on a  30/360  basis  and  at the  Pricing  Speed
                                      Assumption.

                                      B.  OVERCOLLATERALIZATION ("OC")
                                              Initial (% Orig.)                               [ 3.75% ]
                                              OC Target (% Orig.)                             [ 3.75% ]
                                              Stepdown OC Target (% Current)(1)               [ 7.50% ]
                                              OC Floor (% Orig.)                              [ 0.50% ]
                                             (1) SUBJECT TO CERTAIN TRIGGER EVENTS AS SPECIFIED HEREIN

                                      C.  SUBORDINATION
                                      If the Class M Certificates  remain  outstanding,  losses on the Mortgage Loans which are not covered by Excess Cash Flow or overcollateralization  will be first allocated to the Class M Certificates with the lowest payment priority,  in each case until the
                                      Certificate  Principal  Balance  thereof is reduced to zero, and the other classes of certificates  will not bear any portion of such  losses,  except as  described in the
                                      preliminary  prospectus  supplement.   If  none  of  the  Class  M  Certificates  are
                                      outstanding  and if there is no Excess Cash Flow or  overcollateralization,  all such losses from the related Loan Group will be allocated to the Class A  Certificates  as described in the preliminary prospectus supplement.

                                      D.  SWAP AGREEMENT

                                      Credit enhancement for the Class A Certificates and Class M Certificates will include
                                     Net  Swap Payments made by the Swap Counterparty to the Supplemental Interest Trust
                                     Trustee pursuant to the Swap Agreement. The Swap Agreement will terminate after the
                                     Distribution Date in February 2011.

  EXPECTED CREDIT SUPPORT
  PERCENTAGE:                          CLASS             EXPECTED RATING (MOODY'S / S&P / FITCH)  INITIAL CREDIT SUPPORT
                                       AFTER STEP-DOWN SUPPORT*

                                       Class A           Aaa / AAA / AAA             [ 24.40% ]   [ 48.80% ]
                                       Class M-1         [Aa1] / [AA+] / [AA+]       [ 20.20% ]   [ 40.40% ]
                                       Class M-2         [Aa2] / [AA] / [AA]         [ 15.90% ]   [ 31.80% ]
                                       Class M-3         [Aa3] / [AA-] / [AA]        [ 13.90% ]   [ 27.80% ]
                                       Class M-4         [A1] / [A+] / [AA-]         [ 12.10% ]   [ 24.20% ]
                                       Class M-5         [A2] /  [A] / [A+]          [ 10.35% ]   [ 20.70% ]
                                       Class M-6         [A3] / [ A-] / [A]          [ 8.75% ]    [ 17.50% ]
                                       Class M-7         [Baa1] / [BBB+] / [A-]      [ 7.15% ]    [ 14.30% ]
                                       Class M-8         [Baa2] / [BBB] / [BBB+]     [ 5.90% ]    [ 11.80% ]
                                       Class M-9         [Baa3] / [BBB-] / [BBB]     [ 4.75% ]    [ 9.50% ]
                                       Class M-10        [Ba1] / [BB+] / [BBB-]      [ 3.75% ]    [ 7.50% ]

                                                *Approximate

                                      For  any  class  of  Certificates,  the  Initial  Credit  Support  is  the  aggregate certificate  principal  balance of all  Certificates  subordinate  to such class as a percentage of the aggregate stated principal  balance of the Mortgage Loans as of the
                                      Cut-off Date.  The Initial Credit Support includes overcollateralization.
  SUBORDINATION PERCENTAGE:
                                       CLASS              EXPECTED RATING (MOODY'S / S&P / FITCH)  SUBORDINATION %

                                       Class A            Aaa / AAA / AAA             [ 51.20%]
                                       Class M-1          [Aa1] / [AA+] / [AA+]       [ 59.60%]
                                       Class M-2          [Aa2] / [AA] / [AA]         [ 68.20%]
                                       Class M-3          [Aa3] / [AA-] / [AA]        [ 72.20%]
                                       Class M-4          [A1] / [A+] / [AA-]         [ 75.80%]
                                       Class M-5          [A2] /  [A] / [A+]          [ 79.30%]
                                       Class M-6          [A3] / [ A-] / [A]          [ 82.50%]
                                       Class M-7          [Baa1] / [BBB+] / [A-]      [ 85.70%]
                                       Class M-8          [Baa2] / [BBB] / [BBB+]     [ 88.20%]
                                       Class M-9          [Baa3] / [BBB-] / [BBB]     [ 90.50%]
                                       Class M-10         [Ba1] / [BB+] / [BBB-]      [ 92.50%]

 PRIORITY OF INTEREST DISTRIBUTIONS:  Interest  distributions to the holders of the Certificates  will be made generally as follows:
                                    ,,        From the Available  Distribution  Amount,  distribution  of accrued and unpaid interest (less any  prepayment  interest  shortfalls  not covered by  compensating interest  or any Relief Act  Shortfalls)  to the  holders of  Certificates  to the extent of the  Available  Distribution  Amount  as  described  in the  preliminary prospectus  supplement  (after  payment of the Expense Fee Rate) in the  following order of priority:

                                     (i)      To the Class A  Certificates,  pursuant  to the Class A Interest  Distribution
                                                     Priority described below;

                                     (ii)     To the Class M-1 Certificates;

                                     (iii)    To the Class M-2 Certificates;

                                     (iv)     To the Class M-3 Certificates;

                                     (v)      To the Class M-4 Certificates;

                                     (vi)     To the Class M-5 Certificates;

                                     (vii)    To the Class M-6 Certificates;

                                     (viii)   To the Class M-7 Certificates;

                                     (ix)     To the Class M-8 Certificates;

                                     (x)      To the Class M-9 Certificates; and

                                     (xi)     To the Class M-10 Certificates;

 PRIORITY OF PRINCIPAL              ,,        The Principal Distribution Amount will be distributed as follows:
 DISTRIBUTIONS:
                                     (i)      To the Class A Certificates,  the Class A Principal  Distribution  Amount,  as
                                                     described below,  under "Class A Principal  Distributions,"  until the certificate principal balances thereof have been reduced to zero;

                                     (ii)     To the Class M-1 Certificates,  the Class M-1 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-1 Certificates is reduced to zero;

                                     (iii)    To the Class M-2 Certificates,  the Class M-2 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-2 Certificates is reduced to zero;

                                     (iv)     To the Class M-3 Certificates,  the Class M-3 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-3 Certificates is reduced to zero;

                                     (v)      To the Class M-4 Certificates,  the Class M-4 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-4 Certificates is reduced to zero;

                                     (vi)     To the Class M-5 Certificates,  the Class M-5 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-5 Certificates is reduced to zero;

                                     (vii)    To the Class M-6 Certificates,  the Class M-6 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-6 Certificates is reduced to zero;

                                     (viii)   To the Class M-7 Certificates,  the Class M-7 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-7 Certificates is reduced to zero;

                                     (ix)     To the Class M-8 Certificates,  the Class M-8 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-8 Certificates is reduced to zero;

                                     (x)      To the Class M-9 Certificates,  the Class M-9 Principal  Distribution  Amount,
                                                     until the certificate  principal balance of the Class M-9 Certificates is reduced to zero; and

                                     (xi)     To the Class M-10 Certificates,  the Class M-10 Principal Distribution Amount,
                                                     until  the   certificate   principal   balance   of  the  Class   M-10
                                                     Certificates is reduced to zero.
 EXCESS CASH FLOW DISTRIBUTIONS:    ,,       From  Excess  Cash  Flow,  to pay  to  holders  of the  class  or  classes  of
                                        Certificates  then  entitled to receive  distributions  in respect of principal (as described above), the principal portion of realized losses previously  allocated to reduce the certificate  principal  balance of any Class A Certificates  and Class M
                                        Certificates  remaining  unreimbursed,   but  only  to  the  extent  of  subsequent
                                        recoveries;

                                    ,,        From Excess Cash Flow, as part of the Principal  Distribution  Amount,  to pay to the holders of the Class A Certificates  and Class M  Certificates  in reduction of their certificate  principal balances,  the principal portion of realized losses incurred on the Mortgage Loans for the preceding calendar month;

                                    ,,        From Excess  Cash Flow,  to pay the  holders of the Class A  Certificates  and
                                        Class  M  Certificates  as  part  of  the  Principal   Distribution   Amount,   any
                                        overcollateralization increase amount;

                                    ,,        From Excess Cash Flow, to pay the holders of Class A Certificates  and Class M
                                        Certificates,  the amount of any prepayment interest  shortfalls  allocated thereto for that  Distribution  Date,  on a pro rata  basis  based on  prepayment  interest shortfalls  allocated  thereto,  to the extent not covered by the  Eligible  Master
                                        Servicing Compensation on that Distribution Date;

                                    ,,        From Excess Cash Flow, to pay to the holders of the Class A  Certificates  and
                                        Class M Certificates,  any prepayment  interest  shortfalls  remaining  unpaid from prior Distribution Dates together with interest thereon,  on a pro rata basis based on unpaid prepayment interest shortfalls previously allocated thereto;

                                    ,,        From Excess Cash Flow, to pay to the holders of the Class A Certificates,  the amount of any Group I Basis Risk Shortfall  Carry-Forward  Amount or Group II Basis
                                        Risk Shortfall  Carry-Forward Amount, as applicable,  on a pro rata basis, based on the amount of the Group I Basis Risk Shortfall  Carry-Forward  Amount and the Group
                                        II Basis Risk Shortfall  Carry-Forward  Amount  previously  allocated  thereto that remain unreimbursed,  and then to the Class M Certificates, in the order of payment priority,  the amount of any Class M Basis Risk  Shortfall  Carry-Forward  Amounts,
                                        remaining unpaid as of that Distribution Date;

                                    ,,        From Excess Cash Flow, to pay to the holders of the Class A  Certificates  and
                                        Class M Certificates,  the amount of any Relief Act Shortfalls  allocated  thereto, on a pro rata  basis  based on Relief Act  Shortfalls  allocated  thereto  for that
                                        Distribution Date;

                                    ,,        From Excess Cash Flow, to pay to the holders of the Class A Certificates,  pro rata,  and then to the Class M  Certificates,  in order of priority,  the principal
                                        portion  of  any  realized  losses   previously   allocated   thereto  that  remain
                                        unreimbursed;

                                    ,,        From Excess Cash Flows to pay any swap  termination  payments owed to the Swap
                                        Counterparty due to a swap counterparty trigger event; and

                                    ,,        From Excess Cash Flow, to pay to the holders of the Class SB Certificates  any balance  remaining,  in  accordance  with the terms of the pooling  and  servicing agreement

 CLASS A INTEREST DISTRIBUTION        With respect to each class of Class A  Certificates  and any  Distribution  Date, the
 PRIORITY:                            amount  available  for  payment  of accrued  certificate  interest  thereon  for that
                                      Distribution  Date plus accrued  certificate  interest thereon  remaining unpaid from any prior Distribution Date, in the amounts and priority as follows:
                                     (i)      First, concurrently,  to the Class A-I Certificates,  pro rata, from the Class
                                                       A-I Interest  Remittance Amount and to the Class A-II  Certificates,
                                                       from the Class A-II Interest Remittance Amount;

                                     (ii)     Second,  to the Class A-I  Certificates,  pro rata,  from the remaining  Class
                                                       A-II Interest  Remittance Amount or to the Class A-II  Certificates,
                                                       from the remaining Class A-I Interest  Remittance  Amount, as needed after  taking into account any  distribution  in respect of interest on the Class A Certificates made in (i) above;

                                     (iii)    Third,  concurrently,  from the Principal  Remittance  Amount  related to Loan
                                                       Group I to the  Class  A-I  Certificates,  pro  rata,  and  from the
                                                       Principal  Remittance  Amount  related to Loan Group II to the Class
                                                       A-II  Certificates,  after taking into account any  distributions in respect  of  interest  on the Class A  Certificates  made in (i) and
                                                       (ii) above; and,

                                     (iv)     Fourth, from the remaining  Principal  Remittance Amount related to Loan Group
                                                       II to the Class A-I  Certificates,  pro rata,  or from the remaining
                                                       Principal  Remittance  Amount  related  to Loan Group I to the Class
                                                       A-II   Certificates,   as  needed  after  taking  into  account  any
                                                       distributions  in respect of  interest  on the Class A  Certificates made in (i), (ii) and (iii) above.

 CLASS A-I INTEREST REMITTANCE        With respect to any  Distribution  Date,  the portion of the  Available  Distribution
 AMOUNT:                              Amount for that  Distribution  Date  attributable  to  interest  received or advanced with  respect  to the Group I Loans,  as  adjusted  to reflect  the pro rata  portion
                                      of  any  Net  Swap  Payments  or  Swap  Termination   Payments  not  due  to  a  Swap
                                      Counterparty Trigger Event allocable to the Group I Loans.

 CLASS A-II INTEREST REMITTANCE       With respect to any  Distribution  Date,  the portion of the  Available  Distribution
 AMOUNT:                              Amount for that  Distribution  Date  attributable  to  interest  received or advanced with  respect to the Group II Loans,  as  adjusted  to reflect  the pro rata  portion
                                      of  any  Net  Swap  Payments  or  Swap  Termination   Payments  not  due  to  a  Swap
                                      Counterparty Trigger Event allocable to the Group II Loans.
 INTEREST ACCRUAL PERIOD:             From and  including the preceding  Distribution  Date (for the first accrual  period, the closing  date) to but excluding  the current  Distribution  Date on an actual/360 basis.

 PASS-THROUGH RATES:                  CLASS A-I PASS-THROUGH  RATES: On each  Distribution  Date, the Pass-Through  Rate on each class of Class A-I  Certificates  will be a per annum rate equal to the least of
                                      (x) for any  Distribution  Date which  occurs prior to the second  Distribution  Date after the first possible Optional  Termination Date, One-Month LIBOR plus the related margin, and for each Class of A-I Certificates,  beginning on the second Distribution
                                      Date after the first  possible  Optional  Termination  Date,  One-Month  LIBOR plus 2 times the related margin, (y) the Group I Net WAC Cap Rate and (z) 14.00% per annum.
                                      CLASS A-II PASS-THROUGH  RATES: On each  Distribution  Date, the Pass-Through Rate on the Class  A-II  Certificates  will be a per annum rate equal to the least of (x) for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional  Termination  Date,  One-Month LIBOR plus the related margin for such  class,  and  beginning  on the  second  Distribution  Date  after the first possible  Optional  Termination  Date,  One-Month  LIBOR plus  two-times  the related margin for such class, (y) the Group II Net WAC Cap Rate and (z) 14.00% per annum.
                                      CLASS M PASS-THROUGH  RATES: On each Distribution Date, the Pass-Through Rate on each class of Class M Certificates  will be a per annum rate equal to the least of (x) for any Distribution  Date which occurs prior to the second  Distribution  Date after the first possible  Optional  Termination  Date,  One-Month LIBOR plus the related margin for such  class,  and  beginning  on the  second  Distribution  Date  after the first possible  Optional  Termination  Date,  One-Month  LIBOR  plus 1.5 times the  related margin for such class, (y) the Class M Net WAC Cap Rate and (z) 14.00% per annum.

  GROUP I NET WAC CAP RATE:           With  respect to any  Distribution  Date,  a per annum rate  (which  will not be less than  zero)  equal  to (i)  the  product  of (a)  the  weighted  average  of the  Net
                                      Mortgage  Rates of the Group I Loans  using  the Net  Mortgage  Rates in  effect  for the  scheduled  payments  due on such Group I Loans  during the  related  due period, and (b) a fraction  expressed as a  percentage,  the numerator of which is 30 and the denominator  of  which  is  the  actual  number  of  days  in  the  related  Interest
                                      Accrual  Period,   minus  (ii)  the  product  of  (a)  a  fraction   expressed  as  a
                                      percentage  the  numerator  of  which  is the  amount  of any Net  Swap  Payments  or
                                      Swap  Termination  Payment  not  due to a swap  counterparty  trigger  event  owed to the Swap  Counterparty  as of such  Distribution  Date and the  denominator  of which is  the  aggregate  Stated  Principal  Balance  of  the  mortgage  loans  as of  such
                                      Distribution  Date,  and (b) a fraction  expressed as a percentage,  the numerator of which  is 360 and the  denominator  of  which  is the  actual  number  of days in the related Interest Accrual Period.

  GROUP II NET WAC CAP RATE:           With  respect  to any  Distribution  Date,  a per  annum  rate  (which  will  not be less than  zero)  equal to (i) the  product  of (a) the  weighted  average of the Net
                                      Mortgage  Rates of the Group II Loans  using  the Net  Mortgage  Rates in effect  for the  scheduled  payments  due on such Group II Loans  during the  related due period, and (b) a fraction  expressed as a  percentage,  the numerator of which is 30 and the denominator  of  which  is  the  actual  number  of  days  in  the  related  Interest
                                      Accrual  Period,   minus  (ii)  the  product  of  (a)  a  fraction   expressed  as  a
                                      percentage  the  numerator  of which is the amount of any Net Swap  Payments  or Swap
                                      Termination  Payment  not  due to a  swap  counterparty  trigger  event  owed  to the
                                      Swap  Counterparty  as of such  Distribution  Date  and the  denominator  of which is
                                      the  aggregate   Stated   Principal   Balance  of  the  mortgage  loans  as  of  such
                                      Distribution  Date,  and (b) a fraction  expressed as a percentage,  the numerator of which  is 360 and the  denominator  of  which  is the  actual  number  of days in the related Interest Accrual Period.

  CLASS M NET WAC CAP RATE:           With respect to any Distribution Date and the Class M Certificates,  a per annum rate equal to the weighted  average of (i) the Group I Net WAC Cap Rate and (ii) the Group
                                      II Net WAC Cap Rate, weighted on the basis of the related Subordinate Component.
  NET WAC CAP RATE:                   The  Group I Net WAC Cap  Rate,  the Group II Net WAC Cap Rate or the Class M Net WAC
                                      Cap Rate, as applicable.

  SUBORDINATE COMPONENT:              With respect to each loan group and any Distribution  Date, the positive  excess,  if any, of the  aggregate  principal  balance of the mortgage  loans in that loan group,
                                      over  the   aggregate   certificate   principal   balance  of  the  related  Class  A
                                      Certificates, in each case immediately prior to that Distribution Date.

  EXPENSE FEE RATE:                   With respect to any Mortgage  Loan,  the expense fee rate  consists of the  servicing
                                      fee  for  such   Mortgage   Loan.   The  servicing  fee  consists  of  (a)  servicing
                                      compensation payable to the master servicer for its master servicing activities,  (b)
                                      subservicing and other related  compensation  payable to the sub servicer,  including compensation  paid to the Master  Servicer as the direct  servicer of a Mortgage Loan for  which  there  is no sub  servicer,  and (c)  fees  payable  to the  Credit  Risk
                                      Manager.

  NET MORTGAGE RATE:                  With respect to any Mortgage Loan, the mortgage rate minus the Expense Fee Rate.
  ELIGIBLE MASTER SERVICING           With  respect to any  Distribution  Date,  the lesser of (i) one twelfth of 0.125% of
  COMPENSATION:                       the stated  principal  balance  of the  Mortgage  Loans  immediately  preceding  that
                                      Distribution  Date and (ii) the sum of the Master Servicing fee payable to the Master
                                      Servicer  in respect of its  master  servicing  activities  and  reinvestment  income received by the Master Servicer on amounts payable on that Distribution Date.
  ADVANCES:                           The Master Servicer will advance delinquent  principal and interest to the extent the advance is recoverable from future collections on the loan.

  SENIOR ENHANCEMENT  PERCENTAGE:     On any  Distribution  Date,  the  Senior  Enhancement  Percentage  will be equal to a fraction,  the  numerator  of  which  is the  sum of (x)  the  aggregate  certificate principal balance of the Class M Certificates  immediately prior to that Distribution
                                      Date and (y) the Overcollateralization  Amount, for purposes of this definition only, after taking into account the Principal  Remittance  Amount,  and the  denominator of which is the aggregate  stated  principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date.

  TRIGGER EVENT:                      A Trigger Event is in effect on any  Distribution  Date on or after the Stepdown Date
  [SUBJECT TO CHANGE]                 if either  (i) the  three-month  average  of the  Sixty-Plus  Delinquency  Percentage equals or  exceeds [ ] of the Senior  Enhancement  Percentage  for that  Distribution
                                      Date  or (ii) on or  after  the  Distribution  Date  in [ ] the  cumulative  realized losses on the  Mortgage  Loans as a  percentage  of the initial  aggregate  principal balance of the Mortgage Loans as of the Cut-off Date exceed the following amounts:

                                                       LOSS TRIGGER

                                       Months 25-36    [   ]in the first month plus an additional 1/12th of [  ] for every month thereafter
                                       Months 37-48    [  ] in the first month plus an additional 1/12th of [  ] for every month thereafter
                                       Months 49-60    [  ] in the first month plus an additional 1/12th of [  ] for every month thereafter
                                       Months 61-72    [  ] in the first month plus an additional 1/12th of [  ] for every month thereafter
                                       Months 73-84    [  ] in the first month plus an additional 1/12th of [  ] for every month thereafter

                                       Months 85 and thereafter [  ]

 SIXTY-PLUS DELINQUENCY PERCENTAGE:   With respect to any  Distribution  Date,  the  fraction,  expressed as a  percentage, equal to (x) the aggregate  stated  principal  balance of the Mortgage Loans that are
                                      60  or  more  days   delinquent  in  payment  of  principal  and  interest  for  that
                                      Distribution  Date,  including  Mortgage Loans in  foreclosure  and REO, over (y) the aggregate  stated  principal  balance  of  all  of  the  Mortgage  Loans  immediately preceding that Distribution Date.

 PRINCIPAL REMITTANCE AMOUNT:         For any  Distribution  Date,  the sum of the  following  amounts:  (i) the  principal portion of all scheduled  monthly payments on the Mortgage Loans received or advanced with respect to the related due period;  (ii) the  principal  portion of all proceeds of the  repurchase  of  Mortgage  Loans  or,  in the  case of  substitution,  amounts representing  a  principal  adjustment  as  required  in the  pooling  and  servicing agreement  during the preceding  calendar month;  and (iii) the principal  portion of all  other  unscheduled  collections  received  on  the  Mortgage  Loans  during  the preceding calendar month including,  without  limitation,  full and partial principal prepayments made by the respective  mortgagors,  to the extent not distributed in the preceding month but excluding subsequent recoveries.

 PRINCIPAL DISTRIBUTION AMOUNT:       On any  Distribution  Date,  the  lesser  of (a)  the  excess  of (i)  the  Available
                                      Distribution  Amount plus with  respect to clauses (v) and (vi) of clause (b) amounts received by the  supplemental  interest  trust trustee  under the Swap  Agreement for that  Distribution Date to the extent set forth in the second and third bullet points under "Excess Cash Flow  Distributions"  above,  over (ii) the interest  distribution amount and (b) the aggregate amount described below:

                                     (i)      the principal  portion of all scheduled monthly payments on the Mortgage Loans received or advanced with respect to the related due period;

                                     (ii)     the principal  portion of all proceeds of the  repurchase  of Mortgage  Loans, or, in the case of a substitution,  amounts representing a principal adjustment,  as  required by the  pooling  and  servicing  agreement during the preceding calendar month;

                                     (iii)    the  principal  portion  of  all  other  unscheduled  collections  other  than subsequent  recoveries,  received on the  Mortgage  Loans during the preceding  calendar  month,  or deemed  to be  received  during  the preceding calendar month,  including,  without limitation,  full and partial principal prepayments made by the respective mortgagors,  to the extent not distributed in the preceding month;

                                     (iv)     the lesser of (a)  subsequent  recoveries for that  Distribution  Date and (b)
                                                       the principal  portion of any realized losses allocated to any class of certificates on a prior Distribution Date and remaining unpaid;

                                     (v)      the  lesser of (a) the Excess  Cash Flow for that  Distribution  Date,  to the extent not used in clause (iv) above on such Distribution  Date, and
                                                       (b) the  principal  portion  of any  realized  losses  incurred,  or deemed to have been incurred,  on any Mortgage Loans in the calendar month  preceding  that  Distribution  Date to the extent  covered by
                                                       Excess  Cash  Flow for that  Distribution  Date as  described  under
                                                       "--Excess Cash Flow Distributions" above; and,

                                     (vi)     the  lesser of (a) the Excess  Cash Flow for that  Distribution  Date,  to the extent  not used  pursuant  to  clauses  (iv) and (v)  above on such
                                                       Distribution  Date, and (b) the amount of any  overcollateralization increase amount for that Distribution Date; minus,

                                     (vii)    the   amount  of  any   overcollateralization   reduction   amount   for  that
                                                       Distribution Date; and,

                                     (viii)   any capitalization reimbursement amount.

                                      In no event will the Principal  Distribution  Amount on any Distribution Date be less than zero or greater than the outstanding  aggregate certificate principal balance of the Class A Certificates and Class M Certificates.

 CLASS A PRINCIPAL DISTRIBUTION       With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the Principal  Distribution  Amount for that  Distribution Date or (ii) on or after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
                                      Date,  the lesser of (a) the Principal  Distribution  Amount for that  Distribution
                                      Date  and (b) the  excess,  if any,  of (x)  the  aggregate  certificate  principal balance of the Class A Certificates  immediately  prior to that  Distribution  Date over (y) the lesser of (i) the product of the applicable  Subordination  Percentage
                                      and  the  principal   balance  of  the  Mortgage   Loans  after  giving  effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage  Loans after giving affect to the  distributions to be made on such Distribution Date minus the OC Floor.

 CLASS A PRINCIPAL DISTRIBUTIONS:     Holders of each class of Class A  Certificates  will be entitled to receive on each distribution  date, to the extent of the available  distribution  amount  remaining after the interest distribution amount is distributed,  a distribution allocable to principal in the manner as follows:

                                               A.   The Class A-I Principal  Distribution  Amount will be  distributed as follows:
                                                    FIRST: to the Class A-I-1,  Class A-I-2,  Class A-I-3 and Class A-I-4
                                                    Certificates,  in that  order,  in each case  until  the  Certificate
                                                    Principal Balance thereof has been reduced to zero; and
                                                    SECOND:  to  the  Class  A-II  Certificates   until  the  Certificate
                                                    Principal Balance thereof have been reduced to zero.
                                               B.   The Class A-II Principal  Distribution  Amount will be distributed as follows:
                                                    FIRST:  to  the  Class  A-II   Certificates   until  the  Certificate
                                                    Principal Balance thereof has been reduced to zero; and
                                                    SECOND:  to the  Class  A-I-1,  Class  A-I-2,  Class  A-I-3 and A-I-4
                                                    Certificates,  in that  order,  in each case  until  the  Certificate
                                                    Principal Balance thereof has been reduced to zero.

 CLASS A-I PRINCIPAL  DISTRIBUTION    On any distribution date, the Class A Principal  Distribution  Amount multiplied by
 AMOUNT:                              a  fraction,  the  numerator  of which is the portion of the  Principal  Allocation
                                      Amount related to the Group I Loans for that  distribution date and the denominator of which is the Principal  Allocation Amount for all of the mortgage loans for that distribution date.

 CLASS A-II PRINCIPAL DISTRIBUTION    On any distribution date, the Class A Principal  Distribution  Amount multiplied by
 AMOUNT:                              a  fraction,  the  numerator  of which is the portion of the  Principal  Allocation
                                      Amount  related  to  the  Group  II  Loans  for  that  distribution  date  and  the denominator  of which is the  Principal  Allocation  Amount for all of the mortgage loans for that distribution date.

 PRINCIPAL ALLOCATION AMOUNT:         With respect to any  distribution  date,  the sum of (a) the  Principal  Remittance
                                      Amount for that  distribution  date,  (b) any  Realized  Losses  covered by amounts included in clause (iv) of the definition of Principal  Distribution Amount and (c)
                                      the aggregate  amount of the principal  portion of Realized  Losses on the mortgage loans in the  calendar  month  preceding  that  distribution  date,  to the  extent covered by Excess Cash Flow  included in clause (v) of the  definition of Principal
                                      Distribution  Amount;  provided,  however,  that on any distribution  date on which there is  (i) insufficient  Subsequent  Recoveries  to cover  all  unpaid  Realized
                                      Losses on the mortgage  loans  described in clause (b) above,  in  determining  the
                                      Group I  Principal  Distribution  Amount  and the Group II  Principal  Distribution
                                      Amount,  Subsequent  Recoveries will be allocated to the Class A-I Certificates and
                                      Class  A-II  Certificates,  pro  rata,  based on the  principal  portion  of unpaid
                                      Realized  Losses  from prior  distribution  dates on the Group I Loans and Group II
                                      Loans,  respectively,  and (ii) insufficient Excess Cash Flow to cover all Realized
                                      Losses on the mortgage  loans  described in clause (c) above,  in  determining  the
                                      Class A-I Principal  Distribution Amount and the Class A-II Principal  Distribution
                                      Amount,  the Excess Cash Flow remaining  after the  allocation  described in clause
                                      (b) or (i) above,  as applicable,  will be allocated to the Class A-I  Certificates and Class A-II  Certificates,  pro rata, based on the principal portion of Realized
                                      Losses incurred during the calendar month preceding that  distribution  date on the
                                      Group I Loans and Group II Loans, respectively.

 CLASS M-1 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, or (ii) on or after the
                                      Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date, the lesser of (a) the remaining  Principal  Distribution  Amount for that  Distribution
                                      Date after  distribution of the Class A Principal  Distribution  Amount and (b) the
                                      excess of (x) the sum of (i) the  aggregate  certificate  principal  balance of the
                                      Class A  Certificates,  after taking into account the  distribution  of the Class A
                                      Principal  Distribution  Amount and (ii) the certificate  principal  balance of the
                                      Class M-1 Certificates  immediately  prior to that  Distribution  Date over (y) the lesser  of (i) the  product  of the  applicable  Subordination  Percentage  and the principal  balance of the Mortgage Loans after giving effect to distributions to be made on that  Distribution  Date and (ii) the aggregate stated principal balance of the  Mortgage  Loans  after  giving  effect  to  distributions  to be  made on that
                                      Distribution Date minus the OC Floor.

 CLASS M-2 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution  of the  Class A  Principal  Distribution  Amount  and the  Class  M-1
                                      Principal  Distribution  Amount, or (ii) on or after the Stepdown Date if a Trigger
                                      Event is not in effect for that Distribution  Date, the lesser of (a) the remaining
                                      Principal  Distribution Amount for that Distribution Date after distribution of the
                                      Class A  Principal  Distribution  Amount and the Class M-1  Principal  Distribution
                                      Amount  and  (b)  the  excess  of (x)  the  sum of (i)  the  aggregate  certificate principal  balance of the Class A Certificates  and Class M-1  Certificates,  after taking into account the distribution of the Class A Principal  Distribution  Amount and Class M-1  Principal  Distribution  Amount and (ii) the  certificate  principal balance of the Class M-2 Certificates  immediately  prior to that Distribution Date over (y) the lesser of (i) the product of the applicable  Subordination  Percentage
                                      and  the  principal   balance  of  the  Mortgage   Loans  after  giving  effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-3 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal
                                      Distribution  Amount and the Class M-2 Principal  Distribution Amount or (ii) on or
                                      after the Stepdown Date if a Trigger  Event is not in effect for that  Distribution
                                      Date,  the  lesser of (a) the  remaining  Principal  Distribution  Amount  for that
                                      Distribution Date after distribution of the Class A Principal  Distribution Amount,
                                      the  Class  M-1  Principal   Distribution   Amount  and  the  Class  M-2  Principal
                                      Distribution  Amount  and (b)  the  excess  of (x)  the  sum of (i)  the  aggregate certificate  principal balance of the Class A Certificates,  Class M-1 Certificates and Class M-2  Certificates,  after  taking into  account the  distribution  of the
                                      Class A Principal  Distribution  Amount,  Class M-1 Principal  Distribution Amount,
                                      and Class M-2  Principal  Distribution  Amount and (ii) the  certificate  principal balance of the Class M-3 Certificates  immediately  prior to that Distribution Date over (y) the lesser of (i) the product of the applicable  Subordination  Percentage and the stated  principal  balance of the  Mortgage  Loans after  giving  effect to distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-4 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal
                                      Distribution Amount, the Class M-2 Principal  Distribution Amount and the Class M-3
                                      Principal  Distribution  Amount or (ii) on or after the Stepdown  Date if a Trigger
                                      Event is not in effect for that Distribution  Date, the lesser of (a) the remaining
                                      Principal  Distribution Amount for that Distribution Date after distribution of the
                                      Class A  Principal  Distribution  Amount,  the  Class  M-1  Principal  Distribution
                                      Amount,  the Class M-2  Principal  Distribution  Amount and the Class M-3 Principal
                                      Distribution  Amount  and (b)  the  excess  of (x)  the  sum of (i)  the  aggregate certificate principal balance of the Class A Certificates,  Class M-1 Certificates,
                                      Class M-2  Certificates and Class M-3  Certificates,  after taking into account the distribution  of the Class A Principal  Distribution  Amount,  Class M-1  Principal
                                      Distribution  Amount,  Class  M-2  Principal  Distribution  Amount  and  Class  M-3
                                      Principal  Distribution  Amount and (ii) the certificate  principal  balance of the
                                      Class M-4 Certificates  immediately  prior to that  Distribution  Date over (y) the lesser  of (i) the  product  of the  applicable  Subordination  Percentage  and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-5 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal
                                      Distribution  Amount,  the Class M-2 Principal  Distribution  Amount, the Class M-3
                                      Principal  Distribution  Amount and the Class M-4 Principal  Distribution Amount or
                                      (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect  for that
                                      Distribution Date, the lesser of (a) the remaining  Principal  Distribution  Amount
                                      for  that   Distribution   Date  after   distribution  of  the  Class  A  Principal
                                      Distribution  Amount,  the Class M-1 Principal  Distribution  Amount, the Class M-2
                                      Principal  Distribution Amount, the Class M-3 Principal Distribution Amount and the
                                      Class M-4  Principal  Distribution  Amount and (b) the excess of (x) the sum of (i)
                                      the aggregate certificate principal balance of the Class A Certificates,  Class M-1
                                      Certificates,  Class  M-2  Certificates,  Class  M-3  Certificates  and  Class  M-4
                                      Certificates,  after taking into account the  distribution of the Class A Principal
                                      Distribution Amount,  Class M-1 Principal  Distribution Amount, Class M-2 Principal
                                      Distribution  Amount,  Class  M-3  Principal  Distribution  Amount  and  Class  M-4
                                      Principal  Distribution  Amount and (ii) the certificate  principal  balance of the
                                      Class M-5 Certificates  immediately  prior to that  Distribution  Date over (y) the lesser  of (i) the  product  of the  applicable  Subordination  Percentage  and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage after giving effect to  distributions to be made on that Distribution Date Loans minus the OC Floor.

 CLASS M-6 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal
                                      Distribution  Amount,  the Class M-2 Principal  Distribution  Amount, the Class M-3
                                      Principal  Distribution Amount, the Class M-4 Principal Distribution Amount and the
                                      Class M-5 Principal  Distribution Amount or (ii) on or after the Stepdown Date if a
                                      Trigger Event is not in effect for that  Distribution  Date,  the lesser of (a) the
                                      remaining   Principal   Distribution   Amount  for  that  Distribution  Date  after
                                      distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal
                                      Distribution  Amount,  the Class M-2 Principal  Distribution  Amount, the Class M-3
                                      Principal  Distribution Amount, the Class M-4 Principal Distribution Amount and the
                                      Class M-5  Principal  Distribution  Amount and (b) the excess of (x) the sum of (i)
                                      the aggregate certificate principal balance of the Class A Certificates,  Class M-1
                                      Certificates,   Class  M-2  Certificates,   Class  M-3   Certificates,   Class  M-4
                                      Certificates   and  Class  M-5   Certificates,   after   taking  into  account  the
                                      distribution  of the Class A Principal  Distribution  Amount,  Class M-1  Principal
                                      Distribution Amount,  Class M-2 Principal  Distribution Amount, Class M-3 Principal
                                      Distribution  Amount,  Class  M-4  Principal  Distribution  Amount  and  Class  M-5
                                      Principal  Distribution  Amount and (ii) the certificate  principal  balance of the
                                      Class M-6 Certificates  immediately  prior to that  Distribution  Date over (y) the lesser  of (i) the  product  of the  applicable  Subordination  Percentage  and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-7 PRINCIPAL DISTRIBUTION     With  respect  to any  Distribution  Date (i) prior to the  Stepdown  Date or on or
 AMOUNT:                              after the  Stepdown  Date if a Trigger  Event is in  effect  for that  Distribution
                                      Date, the remaining Principal  Distribution Amount for that Distribution Date after distribution of the Class A Principal  Distribution Amount, the Class M-1 Principal
                                      Distribution  Amount,  the Class M-2 Principal  Distribution  Amount, the Class M-3
                                      Principal  Distribution  Amount, the Class M-4 Principal  Distribution  Amount, the
                                      Class M-5 Principal  Distribution  Amount and the Class M-6 Principal  Distribution
                                      Amount or (ii) on or after the  Stepdown  Date if a Trigger  Event is not in effect for that Distribution Date, the lesser of (a) the remaining Principal  Distribution
                                      Amount for that  Distribution  Date  after  distribution  of the Class A  Principal
                                      Distribution  Amount,  the Class M-1 Principal  Distribution  Amount, the Class M-2
                                      Principal  Distribution  Amount, the Class M-3 Principal  Distribution  Amount, the
                                      Class M-4  Principal  Distribution  Amount,  the Class M-5  Principal  Distribution
                                      Amount and the Class M-6  Principal  Distribution  Amount and (b) the excess of (x)
                                      the  sum of (i)  the  aggregate  certificate  principal  balance  of  the  Class  A
                                      Certificates,   Class  M-1  Certificates,   Class  M-2   Certificates,   Class  M-3
                                      Certificates,  Class  M-4  Certificates,  Class  M-5  Certificates  and  Class  M-6
                                      Certificates,  after taking into account the  distribution of the Class A Principal
                                      Distribution Amount,  Class M-1 Principal  Distribution Amount, Class M-2 Principal
                                      Distribution Amount,  Class M-3 Principal  Distribution Amount, Class M-4 Principal
                                      Distribution  Amount,  Class  M-5  Principal  Distribution  Amount  and  Class  M-6
                                      Principal  Distribution  Amount and (ii) the certificate  principal  balance of the
                                      Class M-7 Certificates  immediately  prior to that  Distribution  Date over (y) the lesser  of (i) the  product  of the  applicable  Subordination  Percentage  and the
                                      stated   principal   balance  of  the  Mortgage   Loans  after  giving   effect  to
                                      distributions  to be made on that  Distribution  Date and (ii) the aggregate stated
                                      principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-8 PRINCIPAL DISTRIBUTION    With respect to any Distribution  Date (i) prior to the Stepdown Date or on or after
 AMOUNT:                             the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date,  the
                                     remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
                                     distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal
                                     Distribution  Amount,  the Class M-2 Principal  Distribution  Amount,  the Class M-3
                                     Principal  Distribution  Amount,  the Class M-4 Principal  Distribution  Amount, the
                                     Class M-5  Principal  Distribution  Amount,  the Class  M-6  Principal  Distribution
                                     Amount  and the  Class  M-7  Principal  Distribution  Amount or (ii) on or after the
                                     Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of (a) the  remaining  Principal  Distribution  Amount for that  Distribution
                                     Date after distribution of the Class A Principal  Distribution Amount, the Class M-1
                                     Principal  Distribution  Amount,  the Class M-2 Principal  Distribution  Amount, the
                                     Class M-3  Principal  Distribution  Amount,  the Class  M-4  Principal  Distribution
                                     Amount,  the Class  M-5  Principal  Distribution  Amount,  the  Class M-6  Principal
                                     Distribution  Amount  and the Class M-7  Principal  Distribution  Amount and (b) the
                                     excess of (x) the sum of (i) the  aggregate  certificate  principal  balance  of the
                                     Class A Certificates,  Class M-1  Certificates,  Class M-2  Certificates,  Class M-3
                                     Certificates,   Class  M-4   Certificates,   Class  M-5   Certificates,   Class  M-6
                                     Certificates and Class M-7 Certificates,  after taking into account the distribution of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution
                                     Amount, Class M-2 Principal  Distribution  Amount, Class M-3 Principal  Distribution
                                     Amount, Class M-4 Principal  Distribution  Amount, Class M-5 Principal  Distribution
                                     Amount,   Class  M-6   Principal   Distribution   Amount  and  Class  M-7  Principal
                                     Distribution  Amount  and (ii) the  certificate  principal  balance of the Class M-8
                                     Certificates  immediately prior to that Distribution Date over (y) the lesser of (i)
                                     the product of the  applicable  Subordination  Percentage  and the stated  principal balance of the Mortgage  Loans after giving  effect to  distributions  to be made on that  Distribution  Date and (ii) the  aggregate  stated  principal  balance  of the
                                     Mortgage Loans after giving effect to distributions to be made on that  Distribution
                                     Date minus the OC Floor.

 CLASS M-9 PRINCIPAL DISTRIBUTION    With respect to any Distribution  Date (i) prior to the Stepdown Date or on or after
 AMOUNT:                             the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date,  the
                                     remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
                                     distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal
                                     Distribution  Amount,  the Class M-2 Principal  Distribution  Amount,  the Class M-3
                                     Principal  Distribution  Amount,  the Class M-4 Principal  Distribution  Amount, the
                                     Class M-5  Principal  Distribution  Amount,  the Class  M-6  Principal  Distribution
                                     Amount,  the Class M-7  Principal  Distribution  Amount and the Class M-8  Principal
                                     Distribution  Amount or (ii) on or after the Stepdown Date if a Trigger Event is not in effect for that  Distribution  Date,  the lesser of (a) the  remaining  Principal
                                     Distribution  Amount for that  Distribution  Date after  distribution of the Class A
                                     Principal  Distribution  Amount,  the Class M-1 Principal  Distribution  Amount, the
                                     Class M-2  Principal  Distribution  Amount,  the Class  M-3  Principal  Distribution
                                     Amount,  the Class  M-4  Principal  Distribution  Amount,  the  Class M-5  Principal
                                     Distribution  Amount,  the Class M-6 Principal  Distribution  Amount,  the Class M-7
                                     Principal  Distribution  Amount and the Class M-8 Principal  Distribution Amount and
                                     (b) the excess of (x) the sum of (i) the aggregate  certificate principal balance of the Class A Certificates,  Class M-1 Certificates, Class M-2 Certificates, Class M-3
                                     Certificates,   Class  M-4   Certificates,   Class  M-5   Certificates,   Class  M-6
                                     Certificates,  Class M-7 Certificates and Class M-8 Certificates,  after taking into account the  distribution of the Class A Principal  Distribution  Amount,  Class M-1
                                     Principal  Distribution Amount,  Class M-2 Principal  Distribution Amount, Class M-3
                                     Principal  Distribution Amount,  Class M-4 Principal  Distribution Amount, Class M-5
                                     Principal  Distribution Amount,  Class M-6 Principal  Distribution Amount, Class M-7
                                     Distribution  Amount  and  Class  M-8  Principal  Distribution  Amount  and (ii) the
                                     certificate  principal  balance of the Class M-9 Certificates  immediately  prior to that  Distribution  Date over (y) the lesser of (i) the  product  of the  applicable
                                     Subordination  Percentage  and the stated  principal  balance of the Mortgage  Loans after giving effect to distributions to be made on that  Distribution  Date and (ii)
                                     the aggregate stated principal  balance of the Mortgage Loans after giving effect to distributions to be made on that Distribution Date minus the OC Floor.

 CLASS M-10 PRINCIPAL DISTRIBUTION   With respect to any Distribution  Date (i) prior to the Stepdown Date or on or after
 AMOUNT:                             the Stepdown Date if a Trigger Event is in effect for that  Distribution  Date,  the
                                     remaining   Principal   Distribution   Amount  for  that   Distribution  Date  after
                                     distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal
                                     Distribution  Amount,  the Class M-2 Principal  Distribution  Amount,  the Class M-3
                                     Principal  Distribution  Amount,  the Class M-4 Principal  Distribution  Amount, the
                                     Class M-5  Principal  Distribution  Amount,  the Class  M-6  Principal  Distribution
                                     Amount,  the  Class  M-7  Principal   Distribution   Amount,   Class  M-8  Principal
                                     Distribution  Amount and the Class M-9 Principal  Distribution  Amount or (ii) on or
                                     after the Stepdown  Date if a Trigger  Event is not in effect for that  Distribution
                                     Date,  the  lesser  of (a) the  remaining  Principal  Distribution  Amount  for that
                                     Distribution Date after distribution of the Class A Principal  Distribution  Amount, the Class M-1 Principal  Distribution  Amount, the Class M-2 Principal  Distribution
                                     Amount,  the Class  M-3  Principal  Distribution  Amount,  the  Class M-4  Principal
                                     Distribution  Amount,  the Class M-5 Principal  Distribution  Amount,  the Class M-6
                                     Principal  Distribution  Amount,  the Class M-7 Principal  Distribution  Amount, the
                                     Class M-8 Principal  Distribution  and the Class M-9 Principal  Distribution  Amount
                                     and  (b) the  excess  of (x) the  sum of (i)  the  aggregate  certificate  principal
                                     balance  of  the  Class  A   Certificates,   Class  M-1   Certificates,   Class  M-2
                                     Certificates,   Class  M-3   Certificates,   Class  M-4   Certificates,   Class  M-5
                                     Certificates,   Class  M-6   Certificates,   Class  M-7   Certificates,   Class  M-8
                                     Certificates and Class M-9 Certificates,  after taking into account the distribution of the Class A  Principal  Distribution  Amount,  Class M-1  Principal  Distribution
                                     Amount, Class M-2 Principal  Distribution  Amount, Class M-3 Principal  Distribution
                                     Amount, Class M-4 Principal  Distribution  Amount, Class M-5 Principal  Distribution
                                     Amount,  Class M-6 Principal  Distribution  Amount,  Class M-7 Distribution  Amount,
                                     Class M-8 Principal  Distribution Amount and Class M-9 Principal Distribution Amount
                                     and  (ii)  the  certificate   principal  balance  of  the  Class  M-10  Certificates
                                     immediately  prior to that  Distribution Date over (y) the lesser of (i) the product of the applicable  Subordination  Percentage and the stated principal balance of the
                                     Mortgage Loans after giving effect to distributions to be made on that  Distribution
                                     Date and (ii) the aggregate  stated  principal  balance of the Mortgage  Loans after giving effect to  distributions  to be made on that  Distribution  Date minus the OC
                                     Floor.

 ALLOCATION OF LOSSES:               Any realized losses will be allocated in the following order of priority:

                                    (i)      To Excess Cash Flow for the related Distribution Date;
                                    (ii)     To the overcollateralization amount, until it has been reduced to zero;

                                    (iii)    To the Class  M-10  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (iv)     To the  Class  M-9  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (v)      To the  Class  M-8  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (vi)     To the  Class  M-7  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (vii)    To the  Class  M-6  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (viii)   To the  Class  M-5  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (ix)     To the  Class  M-4  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (x)      To the  Class  M-3  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (xi)     To the  Class  M-2  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero;

                                    (xii)    To the  Class  M-1  Certificates,  until the  Certificate  Principal  Balance thereof has been reduced to zero; and,

                                    (xiii)   For losses on the Group I Loans,  to all of the Class A-I  Certificates  on a
                                             pro rata  basis,  and for  losses on the Group II Loans,  to the Class  A-II
                                             Certificates,  in each case until the Certificate Principal Balances thereof have been reduced to zero.

  STEPDOWN DATE:                     The  earlier  to occur  of (i) the  Distribution  Date  immediately  succeeding  the
                                     Distribution Date on which the aggregate  certificate principal balance of the Class
                                     A  Certificates  has  been  reduced  to zero or (ii)  the  later to occur of (x) the
                                     Distribution  Date in March  2010 and (y) the first  Distribution  Date on which the
                                     Senior Enhancement  Percentage is greater than or equal to the Specified Enhancement
                                     Percentage.

  SPECIFIED ENHANCEMENT PERCENTAGE:  The Specified Enhancement Percentage is approximately [ 48.80% ] .

 PRELIMINARY PROSPECTUS:             The Class A-II  Certificates  will be offered  pursuant to a Preliminary  Prospectus
                                     Supplement  which includes a Base  Prospectus.  Additional  information with respect to  the  Class  A-II  Certificates  and  the  Mortgage  Loans  is  contained  in the
                                     Preliminary Prospectus Supplement.

                                                              SWAP AGREEMENT

On the Closing Date, the Supplemental  Interest Trust Trustee will enter into a Swap Agreement with the Swap  Counterparty as described in the prospectus  supplement.  Under the Swap Agreement,  on or before each Distribution Date commencing with the Distribution Date in
April  2007 and  ending  with the  Distribution  Date in  February  2011 the  Supplemental  Interest  Trust  Trustee  on  behalf of the supplemental  interest trust,  shall be obligated to pay to the Swap Counterparty a fixed amount for that  Distribution  Date, equal to the product of (x) a fixed rate equal to  approximately  5.20% per annum,  (y) the Swap  Notional  Amount (as  defined  below) for that
Distribution  Date and (z) a fraction,  the numerator of which is 30 (or, for the first  Distribution  Date, the number of days elapsed from and including the effective date (as defined in the Swap Agreement) to but excluding the first  Distribution  Date,  determined on a 30/360  basis) and the  denominator  of which is 360, and the Swap  Provider  will be obligated to pay to the  Supplemental  Interest
Trust Trustee (on behalf of the  supplemental  interest trust) a floating amount for that  Distribution  Date,  equal to the product of
(x)  One-Month  LIBOR,  as  determined  pursuant  to the Swap  Agreement,  for the related  calculation  period (as defined in the Swap
Agreement),  (y) the Swap Notional Amount (as defined below) for that Distribution Date, and (z) a fraction,  the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360.

Funds on deposit in the Swap Account,  to the extent such amounts  constitute Net Swap Payments payable to the Swap  Counterparty,  will be distributed from any available funds prior to  distributions  on the certificates on each related Swap Payment Date to cover,  first,
Net Swap  Payments due to the Swap  Counterparty  and,  second,  any Swap  Termination  Payment not due to a Swap  Counterparty  Trigger
Event.  Funds on deposit in the Swap  Account,  to the extent such amounts  constitute  Net Swap  Payments  payable to the  supplemental interest  trust are  distributed  to the Class A and Class M  Certificates  through  Excess  Cash Flow (as  described  above).  For each
Distribution  Date,  the "Swap  Notional  Amount" will be equal to the  Notional  Balance set forth below.  The Swap  Agreement  and any payments  made by the Swap  Counterparty  thereunder  will be assets of the  supplemental  interest  trust but will not be assets of any
REMIC.

Upon  early  termination  of the Swap  Agreement,  the  supplemental  interest  trust or the Swap  Counterparty  may be liable to make a termination  payment (the  "Swap  Termination  Payment ") to the other party  (regardless  of which party caused the  termination).  The
Swap  Termination  Payment will be computed in accordance  with the  procedures set forth in the Swap  Agreement.  In the event that the
Supplemental  Interest Trust Trustee,  on behalf of the  supplemental  interest trust, is required to make a Swap  Termination  Payment, that payment will be paid on the related  Distribution  Date, and on any subsequent  Distribution  Date until paid in full, and, if such
Swap  Termination  Payment  is not due as a result of the  occurrence  of a Swap  Counterparty  Trigger  Event (as  defined  in the Swap
Agreement), such payment will be made prior to distributions to Certificateholders.

------------ --------------------- --------- ----------------------
  PERIOD     NOTIONAL BALANCE ($)   PERIOD   NOTIONAL BALANCE ($)
------------ --------------------- --------- ----------------------
     1                     0          33          93,228,000
     2           940,544,000          34          81,637,000
     3           925,172,000          35          67,695,000
     4           906,388,000          36          65,463,000
     5           884,231,000          37          63,300,000
     6           858,769,000          38          61,204,000
     7           840,112,000          39          59,173,000
     8           808,478,000          40          57,205,000
     9           774,222,000          41          55,300,000
    10           738,205,000          42          53,454,000
    11           702,937,000          43          51,667,000
    12           669,290,000          44          49,936,000
    13           637,197,000          45          48,261,000
    14           606,584,000          46          46,639,000
    15           577,384,000          47          45,069,000
    16           549,528,000          48          43,549,000
    17           522,956,000          49                   0
    18           497,606,000
    19           473,396,000
    20           449,814,000
    21           411,977,000
    22           198,276,000
    23           135,227,000
    24           124,821,000
    25           115,947,000
    26           108,490,000
    27           102,444,000
    28            96,665,000
    29            91,141,000
    30            85,859,000
    31            92,909,000
    32            97,198,000
------------ --------------------- --------- ----------------------

                                                        RATING AGENCY CONTACTS

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
 MOODY'S:                                Shachar Gonen                                          (212) 553-3711
 S&P:                                    Mike Dougherty                                         (212) 438-6891
 FITCH:                                  Marc Lessner                                           (212) 908-0693

---------------------------------------------------------------------------------------------------------------------------

                                                            FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                                RASC SERIES 2007-KS2 TRUST
--------------------------------------------------------------------------------------------------------------------------
                                                                                                $164,400,000 (APPROXIMATE)

                                               RASC SERIES 2007-KS2 TRUST

                           HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2007-KS2

                                               $164,400,000 (APPROXIMATE)

                                                   Subject to Revision

                                       February 14, 2007- Class A-II Certificates

Any transactions in the certificates will be effected through J.P. Morgan Securities Inc. ("JPMorgan")

The information  herein has been provided solely by JPMorgan based on information  with respect to the Mortgage Loans provided by Residential Funding Company, LLC ("RFC") and its affiliates.

 THE DEPOSITOR HAS FILED A REGISTRATION  STATEMENT  (INCLUDING A PROSPECTUS)  WITH THE SECURITIES AND EXCHANGE  COMMISSION
(FILE NUMBER  333-131209) FOR THE OFFERING TO WHICH THIS  COMMUNICATION  RELATES.  BEFORE YOU INVEST,  YOU SHOULD READ THE
PROSPECTUS IN THAT  REGISTRATION  STATEMENT AND OTHER  DOCUMENTS THE DEPOSITOR HAS FILED WITH THE  SECURITIES AND EXCHANGE
COMMISSION FOR MORE COMPLETE  INFORMATION  ABOUT THE DEPOSITOR AND THE OFFERING.  YOU MAY GET THESE DOCUMENTS AT NO CHARGE
BY VISITING EDGAR ON THE SECURITIES AND EXCHANGE  COMMISSION WEB SITE AT WWW.SEC.GOV.  ALTERNATIVELY,  THE DEPOSITOR,  ANY
UNDERWRITER  OR ANY DEALER  PARTICIPATING  IN THE  OFFERING  WILL ARRANGE TO SEND YOU THE  PROSPECTUS  AT NO CHARGE IF YOU
REQUEST IT BY CALLING TOLL-FREE 1-800-422-2006.

 The  information  in this free  writing  prospectus,  if conveyed  prior to the time of your  contractual  commitment  to purchase any of the  Certificates,  supersedes any information  contained in any prior similar  materials  relating to the
Certificates.  The  information in this free writing  prospectus is  preliminary,  and is subject to completion or change.
This free writing  prospectus is being delivered to you solely to provide you with  information  about the offering of the
Certificates  referred to in this free writing  prospectus and to solicit an offer to purchase the Certificates,  when, as and if  issued.  Any such  offer to  purchase  made by you will not be  accepted  and will not  constitute  a  contractual commitment by you to purchase any of the  Certificates,  until we have accepted your offer to purchase  Certificates.  You may withdraw  your offer to purchase  certificates  at any time prior to our  acceptance of your offer.  The  Certificates referred to in these  materials are being sold when, as and if issued.  The issuing  entity is not obligated to issue such
Certificates  or any similar  security and the  underwriters'  obligation to deliver such  Certificates  is subject to the terms and conditions of the underwriting  agreement with the depositor and the availability of such Certificates  when, as and if issued by the issuing entity.  You are advised that the terms of the Certificates,  and the  characteristics of the mortgage pool backing them,  may change (due,  among other things,  to the  possibility  that mortgage loans that comprise the pool may become  delinquent  or defaulted or may be removed or replaced and that similar or different  mortgage  loans may be added to the mortgage pool, and that one or more classes of  Certificates  may be split,  combined or  eliminated), at any time prior to issuance or availability of a final  prospectus.  You are advised that Certificates may not be issued that have the characteristics  described in this free writing prospectus.  The underwriters' obligation to sell any of the
Certificates to you is conditioned on the mortgage loans and Certificates  having the  characteristics  described in these materials.  If for any reason the issuing entity does not deliver such  Certificates,  the  underwriters  will notify you, and neither the issuing  entity or any  underwriter  will have any  obligation to you to deliver all or any portion of the
Certificates  which you have committed to purchase,  and neither the issuing entity or any underwriter  will be liable for any costs or damages whatsoever arising from or related to such non-delivery.

 This  communication  does not contain all the  information  that is required to be included in the base  prospectus,  the preliminary prospectus supplement and the prospectus supplement.

The  certificates  may not be suitable for all  investors.  JPMorgan  and its  affiliates  may acquire,  hold or sell positions  in these  certificates,  or in related  derivatives,  and may have an  investment  or  commercial  banking relationship with the depositor.

                                                            FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS FOR
                                                                                                RASC SERIES 2007-KS2 TRUST
--------------------------------------------------------------------------------------------------------------------------
                                                                                                $164,400,000 (APPROXIMATE)

Investors are urged to read the base prospectus,  free writing  prospectus or preliminary  prospectus  supplement and the  prospectus  supplement  and other  relevant  documents  filed or to be filed with the  Securities  and  Exchange
Commission because they contain important information.

This  free  writing  prospectus  does not  contain  all  information  that is  required  to be  included  in the base prospectus, preliminary prospectus supplement and the prospectus supplement.

JPMorgan  and its  affiliates,  officers,  directors,  partners  and  employees,  including  persons  involved in the preparation  or issuance of these  materials,  may, from time to time,  have long or short  positions in, and buy and sell, the certificates  mentioned herein or derivatives thereof (including  options).  Information in these materials is current as of the date appearing on the material only.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus  supersedes  information  contained in any prior similar free writing prospectus relating to these certificates prior to the time of your commitment to purchase any certificates.

This free writing  prospectus is not an offer to sell or a solicitation of an offer to buy these  certificates in any state where such offer, solicitation or sale is not permitted.

All  assumptions  and  information  in this  report  reflect  JPMorgan's  judgment as of this date and are subject to change.  All  analyses  are  based on  certain  assumptions  noted  herein  and  different  assumptions  could  yield substantially  different  results.  You are  cautioned  that there is no  universally  accepted  method for analyzing financial  instruments.  You should review the assumptions;  there may be differences  between these  assumptions and your actual  business  practices.  Further,  JPMorgan  does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The  decision to adopt any  strategy  remains  your  responsibility.  JPMorgan  (or any of its  affiliates)  or their
officers,  directors,  analysts  or  employees  may  have  positions  in  certificates,   commodities  or  derivative
instruments  thereon referred to here, and may, as principal or agent, buy or sell such certificates,  commodities or derivative instruments. In addition, JPMorgan may make a market in the certificates referred to herein.

Finally,  JPMorgan has not addressed the legal,  accounting and tax  implications of the analysis with respect to you, and
JPMorgan strongly urges you to seek advice from your counsel, accountant and tax advisor.

FREE WRITING PROSPECTUS CONTAINING COMPUTATIONAL MATERIALS

PART II OF II

$164,400,000 (APPROXIMATE)

RASC SERIES 2007-KS2 TRUST
Issuing Entity

RESIDENTIAL ASSET SECURITIES CORPORATION
Depositor

RESIDENTIAL FUNDING COMPANY, LLC
Master Servicer and Sponsor

HOME EQUITY MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES,
SERIES 2007-KS2

                                                                                                                  February 14, 2007

EXPECTED TIMING:          Pricing Date:               On or about  February 16, 2007
                          Settlement Date:            On or about  February 23, 2007
                          First Payment Date:         March 26, 2007

STRUCTURE:                Fixed and ARMs:             $962,500,000 Senior / Subordinate structure /
                                                      overcollateralization
                          Rating Agencies:            Moody's, S&P and Fitch

                                              GROUP II NET WAC CAP SCHEDULE
----------------- ----------------- ----------------- ----------------- ----------------- ----------------
 Month              Net WAC Cap        Effective       Month             Net WAC Cap Month Effective
                      Rate(1)          Rate(1,2)                            Rate(1)          Rate(1,2)
----------------- ----------------- ----------------- ----------------- ----------------- ----------------

1                      8.03              8.03        47                      11.98            14.00
2                      7.77              14.00       48                      11.96            14.00
3                      8.03              14.00       49                      13.23            13.23
4                      7.77              14.00       50                      11.93            11.93
5                      8.03              14.00       51                      12.31            12.31
6                      7.77              14.00       52                      11.95            11.95
7                      7.77              14.00       53                      12.45            12.45
8                      8.03              14.00       54                      12.03            12.03
9                      7.77              14.00       55                      12.01            12.01
10                     8.03              14.00       56                      12.40            12.40
11                     7.77              14.00       57                      11.99            11.99
12                     7.77              14.00       58                      12.42            12.42
13                     8.30              14.00       59                      12.05            12.05
14                     7.77              14.00       60                      12.03            12.03
15                     8.03              14.00       61                      12.84            12.84
16                     7.77              14.00       62                      12.00            12.00
17                     8.03              14.00       63                      12.38            12.38
18                     7.77              14.00       64                      11.97            11.97
19                     7.77              14.00       65                      12.35            12.35
20                     8.03              14.00       66                      11.93            11.93
21                     7.79              14.00       67                      11.91            11.91
22                     9.10              14.00       68                      12.29            12.29
23                     9.27              12.89       69                      11.88            11.88
24                     9.27              12.77       70                      12.26            12.26
25                     10.25             13.53       71                      11.85            11.85
26                     9.25              12.56       72                      11.83            11.83
27                     9.56              12.75       73                      13.07            13.07
28                     9.75              12.89       74                      11.79            11.79
29                     10.27             13.29       75                      12.16            12.16
30                     9.93              12.91       76                      11.75            11.75
31                     9.92              13.25       77                      12.13            12.13
32                     10.25             13.80
33                     9.92              13.47
34                     10.86             14.00
35                     10.96             13.71
36                     10.95             13.70
37                     12.11             14.00
38                     10.93             13.67
39                     11.29             13.99
40                     11.45             14.00
41                     12.13             14.00
42                     11.73             14.00
43                     11.72             14.00
44                     12.09             14.00
45                     11.69             14.00
46                     12.24             14.00
----------------------------------------------------------------------------------------------------------

(1)    All index values increase to 20.00% beginning in the first period, subject to a 14.00% cap.

(2)    The effective  available funds cap rate (the "Effective  Rate") is a per annum rate equal to (A) the product of (i) 30 divided by the actual  number of days in the  Interest  Accrual  Period for the  Certificates  and
       (ii) the  weighted  average  Net  Mortgage  Rate of the Group II Loans plus (B) the  payments  from the Swap
       Agreement,  if any,  divided by the  aggregate  balance of the Mortgage  Loans  multiplied by 360 divided by actual number of days, subject to a 14.00% cap.

                                             CLASS A-II SENSITIVITY ANALYSIS
                                                      TO 10% CALL(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                        0% PPC        50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-II
WAL (years)                             21.57          4.17           2.83          2.02           1.41           1.21
Principal Window (month)               1 - 357        1 - 158       1 - 105        1 - 77         1 - 36         1 - 28
Principal Months                         357            158           105            77             36             28
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

                                             CLASS A-II SENSITIVITY ANALYSIS
                                                      TO MATURITY(1)

------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------
                                        0% PPC        50% PPC       75% PPC       100% PPC       125% PPC       150% PPC
                                     ------------- -------------- ------------- -------------- -------------- -------------
A-II
WAL (years)                             21.57          4.40           2.98          2.13           1.41           1.21
Principal Window (month)               1 - 358        1 - 293       1 - 208        1 - 147        1 - 36         1 - 28
Principal Months                         358            293           208            147            36             28
------------------------------------ ------------- -------------- ------------- -------------- -------------- -------------

(1)    Assumes 1-month LIBOR remains constant at 5.320%,  6-month LIBOR remains constant at 5.399% and 1-year LIBOR remains constant at 5.420% and run at the Pricing Speed with no losses and trigger is not in effect.

                                                EXCESS SPREAD TABLE

----------------- ----------------- ----------------- ----------------- ----------------- ----------------
   Month            StatictLIBOR(1)     LIBOR(2)/                          Static LIBOR(1)    Fwd LIBOR(2)
                       (bps)             (bps)             Month             (bps)             (bps)

       1               2.74              2.74               47               4.81              4.83
       2               2.85              2.85               48               4.80              4.81
       3               2.86              2.86               49               5.32              5.33
       4               2.85              2.85               50               4.73              4.77
       5               2.86              2.86               51               4.92              4.94
       6               2.85              2.85               52               4.72              4.75
       7               2.85              2.85               53               4.90              4.93
       8               2.87              2.87               54               4.70              4.73
       9               2.85              2.86               55               4.70              4.72
       10              2.88              2.89               56               4.88              4.90
       11              2.86              2.87               57               4.69              4.71
       12              2.86              2.87               58               4.88              4.90
       13              2.93              2.95               59               4.68              4.70
       14              2.86              2.88               60               4.67              4.69
       15              2.90              2.93               61               5.04              5.06
       16              2.86              2.89               62               4.65              4.67
       17              2.91              2.95               63               4.83              4.85
       18              2.87              2.90               64               4.63              4.65
       19              2.87              2.91               65               4.81              4.83
       20              2.93              2.97               66               4.61              4.63
       21              2.89              2.93               67               4.60              4.62
       22              4.11              4.18               68               4.79              4.80
       23              4.31              4.38               69               4.59              4.60
       24              4.32              4.41               70               4.77              4.78
       25              4.77              4.86               71               4.57              4.59
       26              4.34              4.46               72               4.56              4.57
       27              4.50              4.63               73               5.13              5.13
       28              4.52              4.60               74               4.54              4.55
       29              4.81              4.84               75               4.72              4.72
       30              4.67              4.72               76               4.52              4.53
       31              4.70              4.75               77               4.70              4.71
       32              4.87              4.91
       33              4.74              4.79
       34              5.05              5.09
       35              5.10              5.15
       36              5.12              5.16
       37              5.61              5.62
       38              4.78              4.81
       39              4.93              4.94
       40              4.81              4.84
       41              4.98              5.01
       42              4.84              4.86
       43              4.84              4.85
       44              4.99              4.99
       45              4.83              4.82
       46              4.98              4.98
----------------------------------------------------------------------------------------------------------

(1)    Assumes 1-month LIBOR remains constant at 5.320%,  6-month LIBOR remains constant at 5.399% and 1-year LIBOR remains  constant at 5.420% and run at the Pricing Speed to call.  Assumes  payments are  received,  if any, from the related Swap Agreement.

(2)    Assumes 1-month  Forward LIBOR,  6-month Forward LIBOR and 1-year Forward LIBOR and run at the Pricing Speed to call.  Assumes payments are received from the related Swap Agreement.

AGGREGATE COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE.

SUMMARY                                                                    TOTAL                   MINIMUM      MAXIMUM
Aggregate Current Principal Balance                                   $1,055,128,424
Number of Mortgage Loans                                                   6,199

Average Current Principal Balance                                        $170,209                   $9,866     $1,000,000
Weighted Average Original Loan-to-Value                                   82.53%                    8.00%       100.00%
Weighted Average Mortgage Rate                                            8.504%                    4.990%      15.125%
Weighted Average Net Mortgage Rate                                        7.991%                    4.476%      14.611%
Weighted Average Note Margin                                              5.967%                    2.025%       9.300%
Weighted Average Maximum Mortgage Rate                                    14.808%                  10.990%      19.200%
Weighted Average Minimum Mortgage Rate                                    7.510%                    2.250%      12.200%
Weighted Average Term to Next Rate Adjustment Date
(months)                                                                    24                        19           58
Weighted Average Remaining Term to Stated Maturity
(months)                                                                    354                      118          359
Weighted Average Credit Score                                               619                      500          814

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                           RANGE                                  PRINCIPAL BALANCE
Product Type                                               Hybrid ARM                               75.51%
                                                           Fixed                                    24.49%

Lien                                                       First                                    96.63%
                                                           Second                                   3.37%

Property Type                                              Single-family detached                   74.51%
                                                           Planned Unit Development (attached)      1.93%
                                                           Planned Unit Development (detached)      10.59%
                                                           Condominium Low-Rise (less than 5
                                                           stories)                                 4.83%
                                                           Condominium Mid-Rise (5 to 8 stories)    0.04%
                                                           Condominium High-Rise (more than 8
                                                           stories)                                 0.23%
                                                           Townhouse / Rowhouse                     0.68%
                                                           Manufactured Home                        0.00%
                                                           2-4 Family                               7.10%
                                                           Leasehold                                0.08%
                                                           Condotel                                 0.01%

Occupancy Status                                           Primary Residence                        92.62%
                                                           Non-Owner Occupied                       5.66%
                                                           Second/Vacation                          1.72%

Documentation Type                                         Full Documentation                       55.83%
                                                           Reduced Documentation                    44.17%

Loans with Prepayment penalties                                                                     70.30%

Interest Only Percentage                                                                            15.85%

                             CREDIT SCORE DISTRIBUTION OF THE AGGREGATE LOANS
 ----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
 CREDIT SCORE RANGE                          OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
 ----------------------------------------------------------------------------------------------------------------------
 500 - 519                                     171       $24,329,202       2.31%     $142,276      510       70.74%
 520 - 539                                     292       41,410,232        3.92      141,816       530        75.18
 540 - 559                                     462       71,519,491        6.78      154,804       550        80.12
 560 - 579                                     480       75,803,833        7.18      157,925       569        78.80
 580 - 599                                     864       142,504,957       13.51     164,936       589        83.45
 600 - 619                                    1,097      181,319,162       17.18     165,286       609        83.55
 620 - 639                                     895       157,535,526       14.93     176,017       629        84.93
 640 - 659                                     897       157,242,592       14.90     175,298       648        83.79
 660 - 679                                     481       86,833,646        8.23      180,527       669        83.07
 680 - 699                                     258       51,927,723        4.92      201,270       688        83.62
 700 - 719                                     146       30,460,406        2.89      208,633       709        83.35
 720 - 739                                      69       16,531,752        1.57      239,591       728        83.75
 740 - 759                                      47        9,957,994        0.94      211,872       749        83.44
 760 or greater                                 40        7,751,910        0.73      193,798       781        82.25
 ----------------------------------------------------------------------------------------------------------------------
 TOTAL:                                       6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
 ----------------------------------------------------------------------------------------------------------------------

 As of the cut-off date, the weighted average credit score of the mortgage loans will be approximately
 619.
 With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                     ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
ORIGINAL MORTGAGE LOAN BALANCE ($)           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
0 - 100,000                                   2,098     $140,347,615      13.30%     $66,896       610       83.37%
100,001 - 200,000                             2,357      337,884,255       32.02     143,354       610        81.99
200,001 - 300,000                              930       225,246,495       21.35     242,201       617        81.99
300,001 - 400,000                              437       151,338,511       14.34     346,312       626        83.30
400,001 - 500,000                              195       87,883,954        8.33      450,687       633        82.82
500,001 - 600,000                              103       56,289,615        5.33      546,501       646        84.55
600,001 - 700,000                               47       30,440,972        2.89      647,680       629        83.60
700,001 - 800,000                               22       16,336,461        1.55      742,566       650        80.82
800,001 - 900,000                               4         3,557,341        0.34      889,335       651        77.51
900,001 - 1,000,000                             6         5,803,205        0.55      967,201       612        72.78
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately
$170,209.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                NET MORTGAGE RATES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
NET MORTGAGE RATE (%)                        OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                   1         $103,224         0.01%     $103,224      748       80.00%
4.500 - 4.999                                   1          316,000         0.03      316,000       758        80.00
5.000 - 5.499                                   26        8,051,592        0.76      309,677       690        73.71
5.500 - 5.999                                   78       17,197,105        1.63      220,476       651        73.59
6.000 - 6.499                                  295       73,168,930        6.93      248,030       647        77.19
6.500 - 6.999                                  540       122,598,457       11.62     227,034       638        78.22
7.000 - 7.499                                  908       194,924,981       18.47     214,675       629        80.03
7.500 - 7.999                                  842       162,251,739       15.38     192,698       618        81.76
8.000 - 8.499                                 1,066      186,058,336       17.63     174,539       608        84.04
8.500 - 8.999                                  700       109,953,766       10.42     157,077       598        85.58
9.000 - 9.499                                  651       89,095,047        8.44      136,859       596        87.31
9.500 - 9.999                                  293       31,854,852        3.02      108,720       597        87.87
10.000 - 10.499                                240       25,298,425        2.40      105,410       601        87.47
10.500 - 10.999                                148       11,001,522        1.04       74,335       619        90.69
11.000 - 11.499                                133        9,100,087        0.86       68,422       626        94.37
11.500 - 11.999                                136        7,237,737        0.69       53,219       629        97.36
12.000 - 12.499                                 87        4,138,988        0.39       47,575       628        99.56
12.500 - 12.999                                 39        2,172,491        0.21       55,705       620        99.71
13.000 - 13.499                                 10         413,654         0.04       41,365       588        99.94
13.500 - 13.999                                 4          152,503         0.01       38,126       588       100.00
14.500 - 14.999                                 1          38,989          0.00       38,989       583       100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the mortgage loans was approximately
7.991% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                            MORTGAGE RATES OF THE LOANS OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
MORTGAGE RATE (%)                            OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                   1         $103,224         0.01%     $103,224      748       80.00%
5.000 - 5.499                                   1          316,000         0.03      316,000       758        80.00
5.500 - 5.999                                   24        7,472,954        0.71      311,373       686        75.77
6.000 - 6.499                                   54       12,772,492        1.21      236,528       654        72.34
6.500 - 6.999                                  279       68,161,666        6.46      244,307       648        76.73
7.000 - 7.499                                  449       105,916,243       10.04     235,894       642        78.66
7.500 - 7.999                                  949       203,883,780       19.32     214,841       630        79.72
8.000 - 8.499                                  728       142,040,338       13.46     195,110       619        81.09
8.500 - 8.999                                 1,178      208,858,210       19.79     177,299       609        83.68
9.000 - 9.499                                  668       108,086,983       10.24     161,807       600        85.40
9.500 - 9.999                                  737       99,997,934        9.48      135,682       596        87.14
10.000 - 10.499                                298       34,423,116        3.26      115,514       595        87.34
10.500 - 10.999                                260       27,762,794        2.63      106,780       602        88.06
11.000 - 11.499                                135       10,117,693        0.96       74,946       617        89.96
11.500 - 11.999                                147       10,343,855        0.98       70,366       626        94.53
12.000 - 12.499                                123        6,967,322        0.66       56,645       629        96.72
12.500 - 12.999                                109        4,951,189        0.47       45,424       626        99.61
13.000 - 13.499                                 37        1,999,008        0.19       54,027       625        99.73
13.500 - 13.999                                 17         762,132         0.07       44,831       594        99.84
14.000 - 14.499                                 4          152,503         0.01       38,126       588       100.00
15.000 - 15.499                                 1          38,989          0.00       38,989       583       100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the mortgage loans will be approximately
8.504% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                           ORIGINAL LOAN-TO-VALUE RATIOS OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
ORIGINAL LTV RATIO (%)                       OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                   182       $23,765,674       2.25%     $130,581      595       41.30%
50.01 - 55.00                                   72       11,990,117        1.14      166,529       590        52.99
55.01 - 60.00                                  127       19,579,158        1.86      154,167       599        58.43
60.01 - 65.00                                  171       28,331,150        2.69      165,679       594        63.65
65.01 - 70.00                                  246       41,077,498        3.89      166,982       585        68.93
70.01 - 75.00                                  386       64,694,544        6.13      167,602       593        74.14
75.01 - 80.00                                 1,726      348,706,579       33.05     202,032       637        79.77
80.01 - 85.00                                  638       116,771,614       11.07     183,028       598        84.54
85.01 - 90.00                                 1,114      192,850,987       18.28     173,116       612        89.69
90.01 - 95.00                                  805       156,093,015       14.79     193,904       626        94.73
95.01 - 100.00                                 732       51,268,089        4.86       70,038       649        99.88
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 82.53%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   PRODUCT TYPES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PRODUCT TYPE                                 OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
2-Year Hybrid                                 1,840     $290,494,308      27.53%     $157,877      605       83.24%
2-Year Hybrid 40/30 Balloon                    709       185,452,995       17.58     261,570       611        82.93
2-Year Hybrid 45/30 Balloon                    107       23,493,031        2.23      219,561       643        81.26
2-Year Hybrid 50/30 Balloon                     97       25,542,901        2.42      263,329       633        80.78
2-Year Hybrid Interest Only                    433       120,739,098       11.44     278,843       645        82.63
3-Year Hybrid                                  397       68,035,457        6.45      171,374       610        82.33
3-Year Hybrid 40/30 Balloon                    135       30,138,582        2.86      223,249       615        84.53
3-Year Hybrid 45/30 Balloon                     43        7,596,761        0.72      176,669       649        79.71
3-Year Hybrid 50/30 Balloon                     21        4,265,128        0.40      203,101       649        85.22
3-Year Hybrid Interest Only                    110       28,130,012        2.67      255,727       642        81.64
5-Year Hybrid                                   17        3,632,750        0.34      213,691       619        77.85
5-Year Hybrid 40/30 Balloon                     13        2,818,256        0.27      216,789       625        85.23
5-Year Hybrid 45/30 Balloon                     4         1,031,111        0.10      257,778       612        87.32
5-Year Hybrid 50/30 Balloon                     2          529,832         0.05      264,916       602        67.75
5-Year Hybrid Interest Only                     11        4,822,705        0.46      438,428       687        81.68
Fixed Rate Mortgage                           1,672      190,435,949       18.05     113,897       616        80.04
Fixed Rate Mortgage 30/15 Balloon              283       14,349,397        1.36       50,705       646        99.34
Fixed Rate Mortgage 40/30 Balloon              187       28,878,978        2.74      154,433       634        84.66
Fixed Rate Mortgage 45/30 Balloon               43        6,756,230        0.64      157,122       616        81.22
Fixed Rate Mortgage 50/30 Balloon               22        4,035,445        0.38      183,429       626        81.74
Fixed Rate Mortgage Interest Only               51       13,565,329        1.29      265,987       649        80.45
Recast 40/30                                    2          384,171         0.04      192,085       572        78.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
STATE                                        OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Alabama                                        143       $15,728,418      1.49%     $109,989       602       85.92%
Alaska                                          7         1,307,195        0.12      186,742       637        89.54
Arizona                                        254       44,763,607        4.24      176,235       626        81.65
Arkansas                                        41        4,989,431        0.47      121,693       611        81.07
California                                     570       178,718,698      16.94      313,542       637        80.67
Colorado                                       132       20,489,050        1.94      155,220       627        84.94
Connecticut                                     56       12,851,180        1.22      229,485       616        82.99
Delaware                                        13        1,965,192        0.19      151,169       651        81.51
District Of Columbia                            8         1,639,687        0.16      204,961       624        83.39
Florida                                        567       106,901,072      10.13      188,538       618        81.03
Georgia                                        271       40,092,011        3.80      147,941       614        84.19
Hawaii                                          24        8,264,627        0.78      344,359       648        80.38
Idaho                                           57        9,091,201        0.86      159,495       602        81.76
Illinois                                       225       38,900,820        3.69      172,893       614        83.93
Indiana                                        167       16,540,461        1.57      99,045        611        86.09
Iowa                                            53        5,321,076        0.50      100,398       611        86.48
Kansas                                          31        3,271,618        0.31      105,536       590        87.36
Kentucky                                        76        7,516,531        0.71      98,902        604        82.82
Louisiana                                      108       12,216,242        1.16      113,113       599        83.99
Maine                                           24        3,590,945        0.34      149,623       612        83.89
Maryland                                       140       29,888,749        2.83      213,491       610        80.08
Massachusetts                                   74       18,773,576        1.78      253,697       621        83.51
Michigan                                       361       42,224,172        4.00      116,964       616        84.25
Minnesota                                      113       20,109,187        1.91      177,957       619        84.16
Mississippi                                     65        6,814,645        0.65      104,841       596        83.73
Missouri                                       138       15,984,190        1.51      115,827       602        86.36
Montana                                         13        1,705,014        0.16      131,155       596        79.76
Nebraska                                        22        3,112,455        0.29      141,475       611        83.97
Nevada                                          67       14,391,670        1.36      214,801       621        81.88
New Hampshire                                   13        2,113,226        0.20      162,556       601        80.15
New Jersey                                     133       34,156,822        3.24      256,818       625        82.43
New Mexico                                      44        7,444,769        0.71      169,199       615        81.23
New York                                       156       43,623,696        4.13      279,639       631        82.14
North Carolina                                 113       16,685,087        1.58      147,656       609        81.49
North Dakota                                    6          731,340         0.07      121,890       621        88.81
Ohio                                           225       25,986,192        2.46      115,494       616        86.34
Oklahoma                                        76        6,663,746        0.63      87,681        603        85.43
Oregon                                          71       13,571,865        1.29      191,153       629        80.45
Pennsylvania                                   207       26,815,568        2.54      129,544       600        82.73
Rhode Island                                    14        2,450,930        0.23      175,066       647        83.51
South Carolina                                  79        9,992,419        0.95      126,486       598        82.50
South Dakota                                    2          241,905         0.02      120,952       657        83.72
Tennessee                                      164       17,277,467        1.64      105,350       606        84.50
Texas                                          343       39,641,759        3.76      115,574       614        83.09
Utah                                            71       11,754,683        1.11      165,559       622        81.04
Vermont                                         4          461,722         0.04      115,431       574        78.80
Virginia                                       205       37,420,599        3.55      182,540       606        81.79
Washington                                     169       35,167,081        3.33      208,089       621        81.31
West Virginia                                   13        1,281,347        0.12      98,565        599        80.89
Wisconsin                                      260       33,326,824        3.16      128,180       607        84.95
Wyoming                                         11        1,156,657        0.11      105,151       615        84.40
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424    100.00%    $170,209       619       82.53%
-----------------------------------------------------------------------------------------------------------------------

                               MORTGAGE LOAN PURPOSE OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
LOAN PURPOSE                                 OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                            3,104     $549,897,033      52.12%     $177,158      605       81.23%
Purchase                                      2,124      348,682,488       33.05     164,163       642        84.98
Rate/Term Refinance                            964       155,761,708       14.76     161,579       617        81.73
Construction Permanent                          7          787,196         0.07      112,457       600        63.14
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                         MORTGAGE LOAN DOCUMENTATION TYPES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
DOCUMENTATION TYPE                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                            3,871     $589,046,424      55.83%     $152,169      605       82.34%
Reduced Documentation                         2,314      464,142,026       43.99     200,580       637        82.79
No Income/No Asset                              13        1,759,641        0.17      135,357       607        79.01
No Stated Income                                1          180,334         0.02      180,334       626        95.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                  OCCUPANCY TYPE OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
OCCUPANCY TYPE                               OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Primary Home                                  5,692     $977,213,506      92.62%     $171,682      617       82.51%
Investment                                     412       59,734,635        5.66      144,987       646        81.91
Second Home                                     95       18,180,284        1.72      191,371       641        85.81
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                             MORTGAGED PROPERTY TYPES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PROPERTY TYPE                                OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Single Family Detached                        4,849     $786,166,067      74.51%     $162,130      616       82.45%
Condominium Low Rise                           289       50,960,528        4.83      176,334       633        83.47
Condominium High Rise                           11        2,376,358        0.23      216,033       637        82.93
Condominium Mid Rise                            2          441,126         0.04      220,563       645        91.14
Townhouse                                       57        7,194,045        0.68      126,211       609        83.16
PUD Attached                                   116       20,376,065        1.93      175,656       617        83.47
PUD Detached                                   561       111,757,782       10.59     199,212       621        82.80
Leasehold                                       4          808,761         0.08      202,190       625        84.10
2-4 Family                                     309       74,912,766        7.10      242,436       640        81.98
Condotel                                        1          134,925         0.01      134,925       653        73.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   CREDIT GRADES OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
AGGREGATE CREDIT GRADE                       OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
A3                                              1          $33,965         0.00%     $33,965       641       100.00%
A4                                            3,353      606,722,908       57.50     180,949       625        83.40
A5                                            1,786      262,872,227       24.91     147,185       629        83.66
AM                                             264       47,096,658        4.46      178,396       582        76.82
AX                                             562       102,907,880       9.75      183,110       593        80.82
B                                              129       21,539,389        2.04      166,972       567        72.42
C                                              104       13,955,398        1.32      134,187       564        70.74
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                             PREPAYMENT PENALTY TERMS OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PREPAYMENT PENALTY TERM                      OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                          1,981     $313,360,191      29.70%     $158,183      616       82.95%
12                                             262       55,905,320        5.30      213,379       630        81.72
24                                            2,445      458,965,827       43.50     187,716       618        83.17
30                                              1          163,828         0.02      163,828       606       100.00
36                                            1,457      219,506,127       20.80     150,656       623        80.80
60                                              53        7,227,132        0.68      136,361       617        82.44
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                INTEREST ONLY TERMS OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
INTEREST ONLY TERM                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                          5,594     $887,871,281      84.15%     $158,718      614       82.58%
24                                              6         1,680,900        0.16      280,150       610        87.76
60                                             587       161,287,269       15.29     274,765       646        82.27
120                                             12        4,288,974        0.41      357,415       671        79.88
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                    NOTE MARGINS OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 WEIGHTED   WEIGHTED
                                                                            % OF       AVERAGE   AVERAGE    AVERAGE
                                             NUMBER                       PRINCIPAL   PRINCIPAL  CREDIT     ORIGINAL
NOTE MARGIN (%)                              OF LOANS  PRINCIPAL BALANCE   BALANCE     BALANCE     SCORE       LTV
-----------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                                    7        $3,528,022        0.44%     $504,003      699       78.04%
2.500 - 2.999                                    8         1,532,643        0.19       191,580      644       56.28
3.000 - 3.499                                   23         4,456,151        0.56       193,746      621       69.94
3.500 - 3.999                                   61        12,310,715        1.55       201,815      624       73.54
4.000 - 4.499                                   142       27,601,467        3.46       194,377      620       79.51
4.500 - 4.999                                   225       43,602,338        5.47       193,788      612       79.16
5.000 - 5.499                                   372       66,803,726        8.38       179,580      613       81.79
5.500 - 5.999                                   702       155,362,812       19.50      221,315      624       83.29
6.000 - 6.499                                  1,575      342,111,426       42.94      217,214      622       83.31
6.500 - 6.999                                   409       70,957,510        8.91       173,490      605       85.26
7.000 - 7.499                                   246       38,667,041        4.85       157,183      599       82.49
7.500 - 7.999                                   135       24,854,523        3.12       184,108      603       87.00
8.000 - 8.499                                   31         4,461,233        0.56       143,911      582       88.38
8.500 - 8.999                                    2          112,313         0.01       56,156       667       87.28
9.000 - 9.499                                    1          361,008         0.05       361,008      558       85.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                         3,939     $796,722,926      100.00%    $202,265      618       82.80%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.967% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                MAXIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
------------------------------------------------------------------------------------------------------------------------
                                                                                                   WEIGHTED   WEIGHTED
                                                                             % OF       AVERAGE     AVERAGE   AVERAGE
                                              NUMBER                       PRINCIPAL   PRINCIPAL    CREDIT    ORIGINAL
MAXIMUM MORTGAGE RATES (%)                    OF LOANS  PRINCIPAL BALANCE   BALANCE     BALANCE      SCORE       LTV
------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                   1         $103,224         0.01%     $103,224       748      80.00%
11.000 - 11.999                                   5         1,038,492        0.13       207,698       689       72.77
12.000 - 12.999                                  136       33,554,770        4.21       246,726       657       75.98
13.000 - 13.999                                  689       159,146,276       19.98      230,982       636       78.98
14.000 - 14.999                                 1,315      288,952,164       36.27      219,735       621       82.67
15.000 - 15.999                                 1,128      208,951,770       26.23      185,241       607       85.64
16.000 - 16.999                                  512       85,037,590        10.67      166,089       594       85.95
17.000 - 17.999                                  130       17,069,744        2.14       131,306       598       84.68
18.000 - 18.999                                  22         2,819,964        0.35       128,180       568       80.01
19.000 - 19.999                                   1          48,932          0.01       48,932        519       70.00
------------------------------------------------------------------------------------------------------------------------
TOTAL:                                          3,939     $796,722,926      100.00%    $202,265       618      82.80%
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.808% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                 MINIMUM MORTGAGE RATES OF THE AGGREGATE LOANS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                                               % OF       AVERAGE      AVERAGE   AVERAGE
                                               NUMBER                        PRINCIPAL   PRINCIPAL     CREDIT    ORIGINAL
MINIMUM MORTGAGE RATE                          OF LOANS  PRINCIPAL BALANCE    BALANCE     BALANCE       SCORE       LTV
----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                     12         $3,921,440        0.49%      $326,787       675       68.97%
3.000 - 3.999                                     70         14,407,065        1.81       205,815        622       71.83
4.000 - 4.999                                     285        53,969,104        6.77       189,365        610       78.76
5.000 - 5.999                                     493        94,183,962        11.82      191,043        613       82.44
6.000 - 6.999                                     493       101,946,172        12.80      206,787        626       82.65
7.000 - 7.999                                     802       198,734,200        24.94      247,798        637       81.50
8.000 - 8.999                                     884       184,911,033        23.21      209,175        615       84.24
9.000 - 9.999                                     617       106,881,096        13.42      173,227        598       86.25
10.000 - 10.999                                   235        31,581,219        3.96       134,388        593       86.08
11.000 - 11.999                                   45         5,910,932         0.74       131,354        584       82.78
12.000 or greater                                  3          276,703          0.03        92,234        593       82.35
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,939      $796,722,926      100.00%     $202,265       618       82.80%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 7.510% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                           NEXT INTEREST RATE ADJUSTMENT DATE OF THE AGGREGATE LOANS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                                 WEIGHTED
                                                                               % OF       AVERAGE     WEIGHTED   AVERAGE
                                               NUMBER                        PRINCIPAL   PRINCIPAL    AVERAGE    ORIGINAL
NEXT INTEREST RATE ADJUSTMENT DATE             OF LOANS  PRINCIPAL BALANCE    BALANCE     BALANCE   CREDIT SCORE    LTV
----------------------------------------------------------------------------------------------------------------------------
September 2008                                    239       $47,165,506        5.92%     $197,345       618        87.41%
October 2008                                      388        83,269,883        10.45      214,613       623        84.15
November 2008                                     758       165,828,605        20.81      218,771       623        83.17
December 2008                                    1,493      294,440,743        36.96      197,214       614        81.77
January 2009                                      308        55,017,596        6.91       178,629       607        81.99
September 2009                                    46         10,182,190        1.28       221,352       637        87.10
October 2009                                      60         12,276,017        1.54       204,600       611        82.35
November 2009                                     145        26,371,080        3.31       181,870       630        82.22
December 2009                                     397        78,757,189        9.89       198,381       618        82.01
January 2010                                      58         10,579,463        1.33       182,405       619        84.16
September 2011                                     7         1,347,188         0.17       192,455       635        86.10
October 2011                                      16         4,341,455         0.54       271,341       636        79.60
November 2011                                     17         5,415,653         0.68       318,568       658        81.40
December 2011                                      7         1,730,358         0.22       247,194       632        81.14
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                           3,939      $796,722,926      100.00%    $202,265       618        82.80%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24 months
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                           BACK-END DEBT TO INCOME RATIO OF THE AGGREGATE LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
DEBT TO INCOME                               OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
N/A                                            262       $34,508,751       3.27%     $131,713      614       80.47%
20.00 or less                                  234       29,382,191        2.78      125,565       617        82.13
20.01 - 25.00                                  266       34,681,498        3.29      130,382       614        78.04
25.01 - 30.00                                  402       53,158,037        5.04      132,234       612        80.75
30.01 - 35.00                                  642       98,113,221        9.30      152,824       614        81.25
35.01 - 40.00                                  836       145,214,595       13.76     173,702       621        82.93
40.01 - 45.00                                 1,252      223,646,202       21.20     178,631       622        82.96
45.01 - 50.00                                 1,790      346,070,971       32.80     193,336       622        83.24
50.01 - 55.00                                  506       88,434,671        8.38      174,772       609        83.18
55.01 - 60.00                                   9         1,918,287        0.18      213,143       646        83.42
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        6,199    $1,055,128,424     100.00%    $170,209      619       82.53%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the mortgage loans will be approximately 41.83%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

GROUP I COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE.

SUMMARY                                                                    TOTAL                   MINIMUM      MAXIMUM
Aggregate Current Principal Balance                                    $825,695,800
Number of Mortgage Loans                                                   4,940

Average Current Principal Balance                                        $167,145                   $9,866     $1,000,000
Weighted Average Original Loan-to-Value                                   82.58%                    8.00%       100.00%
Weighted Average Mortgage Rate                                            8.494%                    4.990%      15.125%
Weighted Average Net Mortgage Rate                                        7.981%                    4.476%      14.611%
Weighted Average Note Margin                                              5.940%                    2.250%       9.300%
Weighted Average Maximum Mortgage Rate                                    14.745%                  10.990%      19.200%
Weighted Average Minimum Mortgage Rate                                    7.373%                    2.250%      12.200%
Weighted Average Term to Next Rate Adjustment Date
(months)                                                                    24                        19           58
Weighted Average Remaining Term to Stated Maturity
(months)                                                                    353                      118          359
Weighted Average Credit Score                                               622                      500          814

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                           RANGE                                  PRINCIPAL BALANCE
Product Type                                               Hybrid ARM                               73.70%
                                                           Fixed                                    26.30%

Lien                                                       First                                    95.92%
                                                           Second                                   4.08%

Property Type                                              Single-family detached                   73.46%
                                                           Planned Unit Development (attached)      1.72%
                                                           Planned Unit Development (detached)      11.00%
                                                           Condominium Low-Rise (less than 5
                                                           stories)                                 5.19%
                                                           Condominium Mid-Rise (5 to 8 stories)    0.05%
                                                           Condominium High-Rise (more than 8
                                                           stories)                                 0.23%
                                                           Townhouse / Rowhouse                     0.70%
                                                           Manufactured Home                        0.00%
                                                           2-4 Family                               7.54%
                                                           Leasehold                                0.09%
                                                           Condotel                                 0.02%

Occupancy Status                                           Primary Residence                        91.95%
                                                           Non-Owner Occupied                       6.05%
                                                           Second/Vacation                          2.00%

Documentation Type                                         Full Documentation                       55.10%
                                                           Reduced Documentation                    44.90%

Loans with Prepayment penalties                                                                     71.04%

Interest Only Percentage                                                                            15.78%

                                CREDIT SCORE DISTRIBUTION OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
CREDIT SCORE RANGE                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
500 - 519                                      125       $15,901,605       1.93%     $127,213      510       69.39%
520 - 539                                      211       27,506,791        3.33      130,364       530        74.09
540 - 559                                      360       53,974,641        6.54      149,930       550        79.99
560 - 579                                      369       55,680,557        6.74      150,896       569        78.57
580 - 599                                      670       107,281,166       12.99     160,121       589        83.37
600 - 619                                      849       137,528,451       16.66     161,989       609        83.63
620 - 639                                      702       121,047,419       14.66     172,432       629        84.72
640 - 659                                      751       129,097,730       15.64     171,901       648        83.89
660 - 679                                      406       74,824,637        9.06      184,297       669        83.41
680 - 699                                      229       46,034,580        5.58      201,024       688        83.56
700 - 719                                      130       26,858,004        3.25      206,600       709        83.33
720 - 739                                       60       14,331,014        1.74      238,850       728        83.76
740 - 759                                       44        9,160,202        1.11      208,186       749        83.95
760 or greater                                  34        6,469,003        0.78      190,265       782        81.24
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score of the Group I Loans will be approximately 622.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                        ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
ORIGINAL MORTGAGE LOAN BALANCE ($)           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
100,000 or less                               1,871     $125,393,539      15.19%     $67,020       612       83.58%
100,001 - 200,000                             1,785      254,912,842       30.87     142,808       612        81.90
200,001 - 300,000                              646       155,702,660       18.86     241,026       622        82.33
300,001 - 400,000                              275       95,072,180        11.51     345,717       632        82.92
400,001 - 500,000                              181       82,186,985        9.95      454,072       634        82.75
500,001 - 600,000                              103       56,289,615        6.82      546,501       646        84.55
600,001 - 700,000                               47       30,440,972        3.69      647,680       629        83.60
700,001 - 800,000                               22       16,336,461        1.98      742,566       650        80.82
800,001 - 900,000                               4         3,557,341        0.43      889,335       651        77.51
900,001 - 1,000,000                             6         5,803,205        0.70      967,201       612        72.78
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid principal balance of the Group I Loans will be approximately
$167,145.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   NET MORTGAGE RATES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
NET MORTGAGE RATE (%)                        OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                   1         $103,224         0.01%     $103,224      748       80.00%
5.000 - 5.499                                   23        7,170,600        0.87      311,765       685        73.91
5.500 - 5.999                                   61       13,353,255        1.62      218,906       648        73.18
6.000 - 6.499                                  236       58,280,005        7.06      246,949       647        76.99
6.500 - 6.999                                  440       99,836,999        12.09     226,902       640        78.14
7.000 - 7.499                                  717       153,357,465       18.57     213,888       633        79.80
7.500 - 7.999                                  688       132,011,334       15.99     191,877       621        81.69
8.000 - 8.499                                  807       137,540,965       16.66     170,435       612        83.97
8.500 - 8.999                                  545       84,733,323        10.26     155,474       602        86.07
9.000 - 9.499                                  509       66,101,465        8.01      129,865       600        87.85
9.500 - 9.999                                  227       23,336,389        2.83      102,803       602        88.68
10.000 - 10.499                                196       19,787,976        2.40      100,959       605        88.40
10.500 - 10.999                                123        8,923,228        1.08       72,547       626        92.78
11.000 - 11.499                                114        7,880,766        0.95       69,130       632        95.92
11.500 - 11.999                                122        6,643,091        0.80       54,452       631        97.72
12.000 - 12.499                                 79        3,918,648        0.47       49,603       629        99.54
12.500 - 12.999                                 38        2,137,507        0.26       56,250       619        99.71
13.000 - 13.499                                 9          388,069         0.05       43,119       588       100.00
13.500 - 13.999                                 4          152,503         0.02       38,126       588       100.00
14.500 - 14.999                                 1          38,989          0.00       38,989       583       100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the Group I Loans was approximately
7.98% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                               MORTGAGE RATES OF THE LOANS OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
MORTGAGE RATE (%)                            OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                   1         $103,224         0.01%     $103,224      748       80.00%
5.500 - 5.999                                   21        6,591,963        0.80      313,903       680        76.26
6.000 - 6.499                                   43       10,208,622        1.24      237,410       653        72.23
6.500 - 6.999                                  219       53,515,648        6.48      244,364       648        76.50
7.000 - 7.499                                  361       85,086,828        10.30     235,698       644        78.60
7.500 - 7.999                                  753       161,456,202       19.55     214,417       634        79.42
8.000 - 8.499                                  597       115,883,432       14.03     194,110       621        81.08
8.500 - 8.999                                  905       157,820,639       19.11     174,387       612        83.50
9.000 - 9.499                                  510       81,280,444        9.84      159,373       605        85.95
9.500 - 9.999                                  583       75,505,834        9.14      129,513       600        87.65
10.000 - 10.499                                232       25,502,612        3.09      109,925       599        87.81
10.500 - 10.999                                212       21,698,857        2.63      102,353       607        89.13
11.000 - 11.499                                110        8,147,969        0.99       74,072       623        91.61
11.500 - 11.999                                126        8,897,938        1.08       70,619       634        96.43
12.000 - 12.499                                115        6,532,984        0.79       56,809       630        97.08
12.500 - 12.999                                 96        4,606,504        0.56       47,984       627        99.61
13.000 - 13.499                                 35        1,928,060        0.23       55,087       624        99.72
13.500 - 13.999                                 16         736,547         0.09       46,034       595        99.87
14.000 - 14.499                                 4          152,503         0.02       38,126       588       100.00
15.000 - 15.499                                 1          38,989          0.00       38,989       583       100.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the Group I Loans will be approximately
8.4943% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              ORIGINAL LOAN-TO-VALUE RATIOS OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
ORIGINAL LTV RATIO (%)                       OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                   143       $17,420,868       2.11%     $121,824      593       41.18%
50.01 - 55.00                                   57        9,116,111        1.10      159,932       589        52.95
55.01 - 60.00                                  101       14,296,606        1.73      141,551       601        58.52
60.01 - 65.00                                  134       21,474,719        2.60      160,259       593        63.60
65.01 - 70.00                                  194       31,609,223        3.83      162,934       586        68.88
70.01 - 75.00                                  315       51,317,388        6.22      162,912       599        74.20
75.01 - 80.00                                 1,405      290,402,408       35.17     206,692       641        79.77
80.01 - 85.00                                  467       82,560,111        10.00     176,788       603        84.52
85.01 - 90.00                                  847       142,567,464       17.27     168,321       613        89.70
90.01 - 95.00                                  616       117,759,995       14.26     191,169       627        94.73
95.01 - 100.00                                 661       47,170,907        5.71       71,363       650        99.88
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the Group I Loans was approximately 82.58%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      PRODUCT TYPES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PRODUCT TYPE                                 OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
2-Year Hybrid                                 1,394     $217,018,761      26.28%     $155,681      608       83.26%
2-Year Hybrid 40/30 Balloon                    518       139,557,811       16.90     269,417       617        83.27
2-Year Hybrid 45/30 Balloon                    107       23,493,031        2.85      219,561       643        81.26
2-Year Hybrid 50/30 Balloon                     89       23,779,735        2.88      267,188       637        80.87
2-Year Hybrid Interest Only                    325       95,441,779        11.56     293,667       649        82.83
3-Year Hybrid                                  280       47,405,380        5.74      169,305       612        81.35
3-Year Hybrid 40/30 Balloon                     95       21,036,279        2.55      221,435       625        84.80
3-Year Hybrid 45/30 Balloon                     43        7,596,761        0.92      176,669       649        79.71
3-Year Hybrid 50/30 Balloon                     17        3,272,565        0.40      192,504       655        84.84
3-Year Hybrid Interest Only                     77       20,741,907        2.51      269,375       644        81.52
5-Year Hybrid                                   12        2,335,100        0.28      194,592       612        76.32
5-Year Hybrid 40/30 Balloon                     7         1,763,002        0.21      251,857       642        86.35
5-Year Hybrid 45/30 Balloon                     4         1,031,111        0.12      257,778       612        87.32
5-Year Hybrid 50/30 Balloon                     1          147,929         0.02      147,929       653        80.00
5-Year Hybrid Interest Only                     7         3,907,800        0.47      558,257       689        80.11
Fixed Rate Mortgage                           1,457      159,936,455       19.37     109,771       617        80.07
Fixed Rate Mortgage 30/15 Balloon              246       13,284,939        1.61       54,004       646        99.31
Fixed Rate Mortgage 40/30 Balloon              161       23,699,900        2.87      147,204       639        85.29
Fixed Rate Mortgage 45/30 Balloon               43        6,756,230        0.82      157,122       616        81.22
Fixed Rate Mortgage 50/30 Balloon               18        3,141,188        0.38      174,510       629        84.75
Fixed Rate Mortgage Interest Only               38       10,226,654        1.24      269,122       649        81.03
Recast 40/30                                    1          121,483         0.01      121,483       544        75.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                   GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
STATE                                        OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Alabama                                        127       $13,714,906      1.66%     $107,991       603       85.70%
Alaska                                          7         1,307,195        0.16      186,742       637        89.54
Arizona                                        207       34,651,095        4.20      167,397       626        81.87
Arkansas                                        27        3,335,754        0.40      123,546       612        81.40
California                                     479       153,059,630      18.54      319,540       643        81.29
Colorado                                       109       16,443,615        1.99      150,859       630        84.52
Connecticut                                     43        9,615,466        1.16      223,615       618        84.25
Delaware                                        7          864,172         0.10      123,453       615        78.32
District Of Columbia                            6         1,459,908        0.18      243,318       619        83.31
Florida                                        500       93,801,860       11.36      187,604       619        81.09
Georgia                                        146       21,496,026        2.60      147,233       627        84.83
Hawaii                                          24        8,264,627        1.00      344,359       648        80.38
Idaho                                           51        8,129,395        0.98      159,400       601        81.69
Illinois                                       143       24,236,030        2.94      169,483       625        84.71
Indiana                                        104        9,540,570        1.16      91,736        617        86.48
Iowa                                            43        3,795,480        0.46      88,267        613        86.73
Kansas                                          26        2,552,616        0.31      98,178        586        85.44
Kentucky                                        65        5,925,104        0.72      91,155        610        84.68
Louisiana                                      100       11,194,640        1.36      111,946       601        83.80
Maine                                           19        2,593,069        0.31      136,477       607        83.43
Maryland                                       104       21,068,729        2.55      202,584       610        79.98
Massachusetts                                   42       10,596,319        1.28      252,293       630        84.32
Michigan                                       299       33,279,103        4.03      111,301       614        84.22
Minnesota                                       83       14,133,137        1.71      170,279       617        84.37
Mississippi                                     60        6,080,810        0.74      101,347       595        83.84
Missouri                                       121       13,307,332        1.61      109,978       603        86.13
Montana                                         9         1,399,501        0.17      155,500       594        78.89
Nebraska                                        20        2,536,385        0.31      126,819       620        83.73
Nevada                                          53       10,411,782        1.26      196,449       618        79.93
New Hampshire                                   10        1,494,777        0.18      149,478       594        81.49
New Jersey                                      87       23,399,799        2.83      268,963       638        83.84
New Mexico                                      32        5,526,056        0.67      172,689       620        83.37
New York                                       126       37,721,816        4.57      299,379       638        83.03
North Carolina                                  84       12,383,854        1.50      147,427       611        80.76
North Dakota                                    5          574,350         0.07      114,870       622        89.85
Ohio                                           201       22,437,615        2.72      111,630       616        86.04
Oklahoma                                        71        6,073,350        0.74      85,540        605        85.31
Oregon                                          58       10,427,906        1.26      179,791       631        78.82
Pennsylvania                                   179       21,452,702        2.60      119,847       598        82.45
Rhode Island                                    9         1,228,892        0.15      136,544       669        80.46
South Carolina                                  50        6,253,250        0.76      125,065       597        80.62
South Dakota                                    1          129,350         0.02      129,350       652        80.00
Tennessee                                      149       15,720,572        1.90      105,507       606        83.96
Texas                                          311       35,240,762        4.27      113,314       614        83.49
Utah                                            55        8,514,990        1.03      154,818       632        81.32
Vermont                                         4          461,722         0.06      115,431       574        78.80
Virginia                                       171       30,501,819        3.69      178,373       608        81.38
Washington                                     143       29,226,624        3.54      204,382       622        80.53
West Virginia                                   11        1,008,561        0.12      91,687        604        81.13
Wisconsin                                      152       16,565,557        2.01      108,984       606        84.12
Wyoming                                         7          557,218         0.07      79,603        610        82.08
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800     100.00%    $167,145       622       82.58%
-----------------------------------------------------------------------------------------------------------------------

                                  MORTGAGE LOAN PURPOSE OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
LOAN PURPOSE                                 OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                            2,232     $380,329,673      46.06%     $170,399      605       80.81%
Purchase                                      1,982      335,990,846       40.69     169,521       643        85.02
Rate/Term Refinance                            720       108,788,084       13.18     151,095       618        81.25
Construction Permanent                          6          587,196         0.07       97,866       594        75.45
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                            MORTGAGE LOAN DOCUMENTATION TYPES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
DOCUMENTATION TYPE                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                            3,085     $454,932,791      55.10%     $147,466      607       82.21%
Reduced Documenation                          1,845      369,381,972       44.74     200,207       642        83.02
No Income/No Asset                              9         1,200,703        0.15      133,411       605        83.33
No Stated Income                                1          180,334         0.02      180,334       626        95.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     OCCUPANCY TYPE OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
OCCUPANCY TYPE                               OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Primary Home                                  4,493     $759,211,413      91.95%     $168,976      620       82.55%
Investment                                     361       49,972,048        6.05      138,427       649        81.80
Second Home                                     86       16,512,339        2.00      192,004       644        86.22
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                MORTGAGED PROPERTY TYPES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PROPERTY TYPE                                OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Single Family Detached                        3,813     $606,547,255      73.46%     $159,073      619       82.38%
Condominium Low Rise                           249       42,820,258        5.19      171,969       638        83.90
Condominium High Rise                           9         1,868,413        0.23      207,601       618        84.78
Condominium Mid Rise                            2          441,126         0.05      220,563       645        91.14
Townhouse                                       51        5,810,900        0.70      113,939       611        83.26
PUD Attached                                    88       14,213,390        1.72      161,516       623        83.88
PUD Detached                                   466       90,850,177        11.00     194,957       624        82.84
Leasehold                                       3          712,020         0.09      237,340       621        88.59
2-4 Family                                     258       62,297,334        7.54      241,463       643        82.68
Condotel                                        1          134,925         0.02      134,925       653        73.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      CREDIT GRADES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
AGGREGATE CREDIT GRADE                       OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
A4                                            2,590     $457,222,119      55.37%     $176,534      628       83.31%
A5                                            1,559      233,670,832       28.30     149,885       633        83.96
AM                                             198       34,637,662        4.19      174,938       585        76.02
AX                                             424       76,397,339        9.25      180,182       595        80.11
B                                               94       14,680,870        1.78      156,179       565        72.66
C                                               75        9,086,978        1.10      121,160       566        72.13
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                PREPAYMENT PENALTY TERMS OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PREPAYMENT PENALTY TERM                      OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                          1,559     $239,133,042      28.96%     $153,389      621       83.47%
12                                             204       44,256,996        5.36      216,946       637        81.83
24                                            1,920      360,134,690       43.62     187,570       621        83.12
36                                            1,204      174,943,940       21.19     145,302       624        80.44
60                                              53        7,227,132        0.88      136,361       617        82.44
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   INTEREST ONLY TERMS OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
INTEREST ONLY TERM                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                          4,493     $695,377,660      84.22%     $154,769      617       82.61%
24                                              4         1,194,250        0.14      298,563       608        88.54
60                                             433       125,141,438       15.16     289,010       649        82.42
120                                             10        3,982,452        0.48      398,245       672        79.87
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      NOTE MARGINS OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
NOTE MARGIN (%)                              OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                                   5        $3,132,071       0.51%     $626,414       697       77.80%
2.500 - 2.999                                   7         1,282,643        0.21      183,235       638        60.82
3.000 - 3.499                                   20        4,012,502        0.66      200,625       620        68.79
3.500 - 3.999                                   48        9,474,346        1.56      197,382       615        74.65
4.000 - 4.499                                  119       22,772,441        3.74      191,365       618        79.76
4.500 - 4.999                                  183       34,552,621        5.68      188,812       610        79.13
5.000 - 5.499                                  279       50,176,949        8.25      179,846       615        81.46
5.500 - 5.999                                  526       121,350,944      19.94      230,705       627        82.90
6.000 - 6.499                                 1,196      263,101,714      43.24      219,985       629        83.22
6.500 - 6.999                                  293       49,671,924        8.16      169,529       608        86.15
7.000 - 7.499                                  173       27,094,087        4.45      156,613       606        83.92
7.500 - 7.999                                  102       18,820,428        3.09      184,514       608        88.01
8.000 - 8.499                                   22        2,612,960        0.43      118,771       588        91.67
8.500 - 8.999                                   2          112,313         0.02      56,156        667        87.28
9.000 - 9.499                                   1          361,008         0.06      361,008       558        85.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,976     $608,528,950     100.00%    $204,479       622       82.80%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate Group I Loans was approximately 5.940% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     MAXIMUM MORTGAGE RATES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  WEIGHTED
                                                                                % OF       AVERAGE     WEIGHTED   AVERAGE
                                                NUMBER                       PRINCIPAL    PRINCIPAL    AVERAGE    ORIGINAL
MAXIMUM MORTGAGE RATES (%)                      OF LOANS  PRINCIPAL BALANCE   BALANCE      BALANCE   CREDIT SCORE    LTV
-----------------------------------------------------------------------------------------------------------------------------
10.000 - 10.999                                     1         $103,224         0.02%      $103,224       748        80.00%
11.000 - 11.999                                     3          482,492          0.08       160,831       654        64.44
12.000 - 12.999                                    113       28,142,814         4.62       249,051       654        75.73
13.000 - 13.999                                    560       129,385,600       21.26       231,046       638        79.13
14.000 - 14.999                                   1,013      226,162,162       37.17       223,260       624        82.53
15.000 - 15.999                                    813       150,562,798       24.74       185,194       612        85.89
16.000 - 16.999                                    359       59,073,547         9.71       164,550       601        86.95
17.000 - 17.999                                    96        12,330,003         2.03       128,438       601        85.73
18.000 - 18.999                                    17         2,237,378         0.37       131,610       577        82.29
19.000 - 19.999                                     1          48,932           0.01       48,932        519        70.00
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            2,976     $608,528,950      100.00%     $204,479       622        82.80%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate Group I Loans was approximately 14.745% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                        MINIMUM MORTGAGE RATES OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                  WEIGHTED
                                                                                % OF       AVERAGE     WEIGHTED   AVERAGE
                                                NUMBER                       PRINCIPAL    PRINCIPAL    AVERAGE    ORIGINAL
MINIMUM MORTGAGE RATE                           OF LOANS  PRINCIPAL BALANCE   BALANCE      BALANCE   CREDIT SCORE    LTV
-----------------------------------------------------------------------------------------------------------------------------
2.000 - 2.999                                      10        $3,591,490        0.59%      $359,149       678        71.23%
3.000 - 3.999                                      58        11,800,696         1.94       203,460       613        71.27
4.000 - 4.999                                      254       47,609,419         7.82       187,439       609        78.76
5.000 - 5.999                                      419       81,809,934        13.44       195,250       613        82.21
6.000 - 6.999                                      402       81,726,322        13.43       203,299       628        83.12
7.000 - 7.999                                      592       150,626,700       24.75       254,437       643        81.41
8.000 - 8.999                                      622       131,639,437       21.63       211,639       621        84.29
9.000 - 9.999                                      414       72,680,136        11.94       175,556       604        87.05
10.000 - 10.999                                    174       22,746,551         3.74       130,727       597        86.70
11.000 - 11.999                                    28         4,021,563         0.66       143,627       584        84.91
12.000 or greater                                   3          276,703          0.05       92,234        593        82.35
-----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            2,976     $608,528,950      100.00%     $204,479       622        82.80%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate Group I Loans was approximately
7.373% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              NEXT INTEREST RATE ADJUSTMENT DATE OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
NEXT INTEREST RATE ADJUSTMENT DATE           OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
September 2008                                 202       $39,880,426      6.55%     $197,428       617       87.81%
October 2008                                   294       63,826,843       10.49      217,098       628        84.68
November 2008                                  566       127,846,095      21.01      225,876       631        83.35
December 2008                                 1,105      219,813,567      36.12      198,926       618        81.58
January 2009                                   266       47,924,186        7.88      180,166       608        82.06
September 2009                                  37        8,055,901        1.32      217,727       641        87.05
October 2009                                    44        9,390,632        1.54      213,423       622        81.04
November 2009                                  112       20,399,388        3.35      182,137       639        82.37
December 2009                                  266       52,438,529        8.62      197,137       620        81.13
January 2010                                    53        9,768,443        1.61      184,310       620        83.68
September 2011                                  4          979,965         0.16      244,991       643        86.68
October 2011                                    9         2,672,553        0.44      296,950       654        78.92
November 2011                                   16        5,048,362        0.83      315,523       657        81.50
December 2011                                   2          484,061         0.08      242,030       596        78.67
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        2,976     $608,528,950     100.00%    $204,479       622       82.80%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate Group I Loans will be approximately 24 months
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              BACK-END DEBT TO INCOME RATIO OF GROUP I LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
DEBT TO INCOME                               OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
N/A                                            262       $34,508,751       4.18%     $131,713      614       80.47%
20.00 or less                                  194       23,792,174        2.88      122,640       619        82.35
20.01 - 25.00                                  213       26,503,187        3.21      124,428       618        77.52
25.01 - 30.00                                  313       39,595,614        4.80      126,504       616        81.06
30.01 - 35.00                                  499       74,093,153        8.97      148,483       616        81.55
35.01 - 40.00                                  662       113,752,304       13.78     171,831       623        83.36
40.01 - 45.00                                  978       171,985,407       20.83     175,854       627        83.18
45.01 - 50.00                                 1,413      272,859,643       33.05     193,107       626        83.06
50.01 - 55.00                                  398       66,925,384        8.11      168,154       613        82.99
55.01 - 60.00                                   8         1,680,182        0.20      210,023       651        82.49
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        4,940     $825,695,800      100.00%    $167,145      622       82.58%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the non-zero weighted average debt-to-income ratio of the Group I Loans will be approximately 41.86%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

GROUP II COLLATERAL SUMMARY
THE MORTGAGE LOAN CHARACTERISTICS ARE APPROXIMATE AND ARE SUBJECT TO A +/- 10% VARIANCE.

SUMMARY                                                                    TOTAL                   MINIMUM      MAXIMUM
Aggregate Current Principal Balance                                    $229,432,625
Number of Mortgage Loans                                                   1,259

Average Current Principal Balance                                        $182,234                  $14,982      $416,100
Weighted Average Original Loan-to-Value                                   82.35%                    21.00%      100.00%
Weighted Average Mortgage Rate                                            8.540%                    5.125%      13.900%
Weighted Average Net Mortgage Rate                                        8.026%                    4.611%      13.386%
Weighted Average Note Margin                                              6.056%                    2.025%       8.200%
Weighted Average Maximum Mortgage Rate                                    15.009%                  11.125%      18.550%
Weighted Average Minimum Mortgage Rate                                    7.953%                    2.250%      11.700%
Weighted Average Term to Next Rate Adjustment Date
(months)                                                                    25                        19           58
Weighted Average Remaining Term to Stated Maturity
(months)                                                                    356                      175          359
Weighted Average Credit Score                                               607                      500          791

Weighted Average reflected in Total
                                                                                                  PERCENT OF CUT-OFF DATE
                                                           RANGE                                  PRINCIPAL BALANCE
Product Type                                               Hybrid ARM                               82.03%
                                                           Fixed                                    17.97%

Lien                                                       First                                    99.22%
                                                           Second                                   0.78%

Property Type                                              Single-family detached                   78.29%
                                                           Planned Unit Development (attached)      2.69%
                                                           Planned Unit Development (detached)      9.11%
                                                           Condominium Low-Rise (less than 5
                                                           stories)                                 3.55%
                                                           Condominium Mid-Rise (5 to 8 stories)    0.00%
                                                           Condominium High-Rise (more than 8
                                                           stories)                                 0.22%
                                                           Townhouse / Rowhouse                     0.60%
                                                           Manufactured Home                        0.00%
                                                           2-4 Family                               5.50%
                                                           Leasehold                                0.04%
                                                           Condotel                                 0.00%

Occupancy Status                                           Primary Residence                        95.02%
                                                           Non-Owner Occupied                       4.26%
                                                           Second/Vacation                          0.73%

Documentation Type                                         Full Documentation                       58.45%
                                                           Reduced Documentation                    41.55%

Loans with Prepayment penalties                                                                     67.65%

Interest Only Percentage                                                                            16.10%

                               CREDIT SCORE DISTRIBUTION OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
CREDIT SCORE RANGE                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
500 - 519                                       46       $8,427,598        3.67%     $183,209      509       73.29%
520 - 539                                       81       13,903,441        6.06      171,647       529        77.34
540 - 559                                      102       17,544,850        7.65      172,008       549        80.51
560 - 579                                      111       20,123,277        8.77      181,291       569        79.43
580 - 599                                      194       35,223,792        15.35     181,566       589        83.70
600 - 619                                      248       43,790,710        19.09     176,575       608        83.30
620 - 639                                      193       36,488,106        15.90     189,058       629        85.60
640 - 659                                      146       28,144,862        12.27     192,773       649        83.33
660 - 679                                       75       12,009,008        5.23      160,120       670        80.93
680 - 699                                       29        5,893,144        2.57      203,212       689        84.09
700 - 719                                       16        3,602,402        1.57      225,150       710        83.44
720 - 739                                       9         2,200,737        0.96      244,526       732        83.68
740 - 759                                       3          797,792         0.35      265,931       750        77.55
760 or greater                                  6         1,282,907        0.56      213,818       775        87.35
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average credit score of the Group II Loans will be approximately 607.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                       ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
ORIGINAL MORTGAGE LOAN BALANCE ($)           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
100,000 or less                                227       $14,954,076       6.52%     $65,877       596       81.55%
100,001 - 200,000                              572       82,971,413        36.16     145,055       604        82.27
200,001 - 300,000                              284       69,543,835        30.31     244,873       606        81.22
300,001 - 400,000                              162       56,266,331        24.52     347,323       615        83.95
400,001 - 500,000                               14        5,696,970        2.48      406,926       613        83.89
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the average unpaid principal balance of the Group II Loans will be approximately
$182,234.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                   NET MORTGAGE RATES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
NET MORTGAGE RATE (%)                        OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                                   1         $316,000         0.14%     $316,000      758       80.00%
5.000 - 5.499                                   3          880,991         0.38      293,664       732        72.11
5.500 - 5.999                                   17        3,843,851        1.68      226,109       660        74.99
6.000 - 6.499                                   59       14,888,925        6.49      252,355       648        77.97
6.500 - 6.999                                  100       22,761,459        9.92      227,615       631        78.56
7.000 - 7.499                                  191       41,567,516        18.12     217,631       615        80.87
7.500 - 7.999                                  154       30,240,405        13.18     196,366       608        82.06
8.000 - 8.499                                  259       48,517,371        21.15     187,326       598        84.25
8.500 - 8.999                                  155       25,220,442        10.99     162,713       585        83.94
9.000 - 9.499                                  142       22,993,582        10.02     161,927       584        85.75
9.500 - 9.999                                   66        8,518,463        3.71      129,068       582        85.64
10.000 - 10.499                                 44        5,510,449        2.40      125,237       584        84.15
10.500 - 10.999                                 25        2,078,295        0.91       83,132       587        81.72
11.000 - 11.499                                 19        1,219,321        0.53       64,175       587        84.31
11.500 - 11.999                                 14         594,646         0.26       42,475       614        93.39
12.000 - 12.499                                 8          220,340         0.10       27,542       616       100.00
12.500 - 12.999                                 1          34,984          0.02       34,984       664       100.00
13.000 - 13.499                                 1          25,586          0.01       25,586       587        99.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average net mortgage rate of the Group II Loans was approximately
8.026% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                              MORTGAGE RATES OF THE LOANS OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
MORTGAGE RATE (%)                            OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                                   1         $316,000         0.14%     $316,000      758       80.00%
5.500 - 5.999                                   3          880,991         0.38      293,664       732        72.11
6.000 - 6.499                                   11        2,563,870        1.12      233,079       661        72.77
6.500 - 6.999                                   60       14,646,018        6.38      244,100       646        77.55
7.000 - 7.499                                   88       20,829,416        9.08      236,698       636        78.94
7.500 - 7.999                                  196       42,427,578        18.49     216,467       616        80.90
8.000 - 8.499                                  131       26,156,906        11.40     199,671       608        81.14
8.500 - 8.999                                  273       51,037,571        22.25     186,951       600        84.23
9.000 - 9.499                                  158       26,806,539        11.68     169,662       585        83.74
9.500 - 9.999                                  154       24,492,100        10.68     159,040       584        85.57
10.000 - 10.499                                 66        8,920,504        3.89      135,159       582        85.99
10.500 - 10.999                                 48        6,063,937        2.64      126,332       585        84.25
11.000 - 11.499                                 25        1,969,724        0.86       78,789       595        83.17
11.500 - 11.999                                 21        1,445,917        0.63       68,853       575        82.86
12.000 - 12.499                                 8          434,338         0.19       54,292       611        91.23
12.500 - 12.999                                 13         344,685         0.15       26,514       617        99.64
13.000 - 13.499                                 2          70,947          0.03       35,474       643       100.00
13.500 - 13.999                                 1          25,586          0.01       25,586       587        99.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average mortgage rate of the Group II Loans will be approximately
8.540% per annum
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                             ORIGINAL LOAN-TO-VALUE RATIOS OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
ORIGINAL LTV RATIO (%)                       OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                    39       $6,344,806        2.77%     $162,687      601       41.64%
50.01 - 55.00                                   15        2,874,006        1.25      191,600       591        53.13
55.01 - 60.00                                   26        5,282,552        2.30      203,175       593        58.18
60.01 - 65.00                                   37        6,856,430        2.99      185,309       595        63.82
65.01 - 70.00                                   52        9,468,275        4.13      182,082       581        69.09
70.01 - 75.00                                   71       13,377,156        5.83      188,411       572        73.89
75.01 - 80.00                                  321       58,304,171        25.41     181,633       619        79.73
80.01 - 85.00                                  171       34,211,503        14.91     200,067       587        84.60
85.01 - 90.00                                  267       50,283,523        21.92     188,328       609        89.65
90.01 - 95.00                                  189       38,333,020        16.71     202,820       625        94.73
95.01 - 100.00                                  71        4,097,182        1.79       57,707       631        99.78
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

The weighted average loan-to-value ratio at origination of the Group II Loans was approximately 82.35%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     PRODUCT TYPES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PRODUCT TYPE                                 OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
2-Year Hybrid                                  446       $73,475,546      32.02%     $164,743      599       83.19%
2-Year Hybrid 40/30 Balloon                    191       45,895,184        20.00     240,289       594        81.92
2-Year Hybrid 50/30 Balloon                     8         1,763,167        0.77      220,396       583        79.46
2-Year Hybrid Interest Only                    108       25,297,320        11.03     234,234       630        81.90
3-Year Hybrid                                  117       20,630,076        8.99      176,325       605        84.59
3-Year Hybrid 40/30 Balloon                     40        9,102,303        3.97      227,558       592        83.91
3-Year Hybrid 50/30 Balloon                     4          992,562         0.43      248,141       631        86.49
3-Year Hybrid Interest Only                     33        7,388,104        3.22      223,882       637        81.99
5-Year Hybrid                                   5         1,297,650        0.57      259,530       632        80.59
5-Year Hybrid 40/30 Balloon                     6         1,055,255        0.46      175,876       597        83.34
5-Year Hybrid 50/30 Balloon                     1          381,903         0.17      381,903       582        63.00
5-Year Hybrid Interest Only                     4          914,905         0.40      228,726       676        88.38
Fixed Rate Mortgage                            215       30,499,493        13.29     141,858       613        79.87
Fixed Rate Mortgage 30/15 Balloon               37        1,064,458        0.46       28,769       636        99.76
Fixed Rate Mortgage 40/30 Balloon               26        5,179,079        2.26      199,195       614        81.76
Fixed Rate Mortgage 50/30 Balloon               4          894,257         0.39      223,564       614        71.15
Fixed Rate Mortgage Interest Only               13        3,338,675        1.46      256,821       651        78.69
Recast 40/30                                    1          262,687         0.11      262,687       585        80.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                   GEOGRAPHICAL DISTRIBUTIONS OF MORTGAGED PROPERTIES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
STATE                                        OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Alabama                                         16       $2,013,511       0.88%     $125,844       591       87.45%
Arizona                                         47       10,112,512        4.41      215,160       629        80.87
Arkansas                                        14        1,653,677        0.72      118,120       609        80.41
California                                      91       25,659,067       11.18      281,968       603        76.93
Colorado                                        23        4,045,435        1.76      175,888       617        86.66
Connecticut                                     13        3,235,714        1.41      248,901       610        79.22
Delaware                                        6         1,101,020        0.48      183,503       680        84.01
District Of Columbia                            2          179,780         0.08      89,890        664        84.00
Florida                                         67       13,099,211        5.71      195,511       606        80.58
Georgia                                        125       18,595,985        8.11      148,768       600        83.45
Idaho                                           6          961,807         0.42      160,301       607        82.37
Illinois                                        82       14,664,790        6.39      178,839       596        82.64
Indiana                                         63        6,999,891        3.05      111,109       603        85.54
Iowa                                            10        1,525,596        0.66      152,560       604        85.86
Kansas                                          5          719,003         0.31      143,801       605        94.17
Kentucky                                        11        1,591,427        0.69      144,675       581        75.88
Louisiana                                       8         1,021,602        0.45      127,700       581        85.98
Maine                                           5          997,876         0.43      199,575       626        85.09
Maryland                                        36        8,820,020        3.84      245,001       608        80.32
Massachusetts                                   32        8,177,257        3.56      255,539       610        82.46
Michigan                                        62        8,945,069        3.90      144,275       620        84.37
Minnesota                                       30        5,976,051        2.60      199,202       626        83.66
Mississippi                                     5          733,835         0.32      146,767       602        82.80
Missouri                                        17        2,676,858        1.17      157,462       595        87.51
Montana                                         4          305,513         0.13      76,378        606        83.76
Nebraska                                        2          576,070         0.25      288,035       567        85.04
Nevada                                          14        3,979,888        1.73      284,278       629        86.98
New Hampshire                                   3          618,449         0.27      206,150       616        76.92
New Jersey                                      46       10,757,023        4.69      233,848       597        79.38
New Mexico                                      12        1,918,713        0.84      159,893       599        75.06
New York                                        30        5,901,880        2.57      196,729       583        76.50
North Carolina                                  29        4,301,232        1.87      148,318       604        83.59
North Dakota                                    1          156,990         0.07      156,990       616        85.00
Ohio                                            24        3,548,577        1.55      147,857       617        88.21
Oklahoma                                        5          590,396         0.26      118,079       582        86.62
Oregon                                          13        3,143,960        1.37      241,843       622        85.83
Pennsylvania                                    28        5,362,866        2.34      191,531       609        83.86
Rhode Island                                    5         1,222,038        0.53      244,408       625        86.58
South Carolina                                  29        3,739,168        1.63      128,937       599        85.65
South Dakota                                    1          112,554         0.05      112,554       663        88.00
Tennessee                                       15        1,556,895        0.68      103,793       602        90.03
Texas                                           32        4,400,997        1.92      137,531       614        79.88
Utah                                            16        3,239,693        1.41      202,481       593        80.32
Virginia                                        34        6,918,780        3.02      203,494       596        83.58
Washington                                      26        5,940,456        2.59      228,479       619        85.11
West Virginia                                   2          272,786         0.12      136,393       578        80.00
Wisconsin                                      108       16,761,267        7.31      155,197       608        85.78
Wyoming                                         4          599,439         0.26      149,860       619        86.56
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625     100.00%    $182,234       607       82.35%
-----------------------------------------------------------------------------------------------------------------------

                                 MORTGAGE LOAN PURPOSE OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
LOAN PURPOSE                                 OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Cash Out Refinance                             872      $169,567,359      73.91%     $194,458      604       82.17%
Rate/Term Refinance                            244       46,973,624        20.47     192,515       615        82.84
Purchase                                       142       12,691,642        5.53       89,378       609        83.88
Construction Permanent                          1          200,000         0.09      200,000       617        27.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                           MORTGAGE LOAN DOCUMENTATION TYPES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
DOCUMENTATION TYPE                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Full Documentation                             786      $134,113,633      58.45%     $170,628      599       82.76%
Reduced Documentation                          469       94,760,054        41.30     202,047       617        81.86
No Income/No Asset                              4          558,938         0.24      139,735       612        69.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     OCCUPANCY TYPE OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
OCCUPANCY TYPE                               OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Primary Home                                  1,199     $218,002,093      95.02%     $181,820      606       82.35%
Investment                                      51        9,762,587        4.26      191,423       628        82.51
Second Home                                     9         1,667,945        0.73      185,327       618        81.76
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                MORTGAGED PROPERTY TYPES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PROPERTY TYPE                                OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
Single Family Detached                        1,036     $179,618,812      78.29%     $173,377      605       82.67%
Condominium Low Rise                            40        8,140,270        3.55      203,507       611        81.23
Condominium High Rise                           2          507,945         0.22      253,972       710        76.15
Townhouse                                       6         1,383,145        0.60      230,524       599        82.71
PUD Attached                                    28        6,162,675        2.69      220,096       604        82.53
PUD Detached                                    95       20,907,605        9.11      220,080       609        82.63
Leasehold                                       1          96,742          0.04       96,742       653        51.00
2-4 Family                                      51       12,615,432        5.50      247,361       626        78.51
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     CREDIT GRADES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
AGGREGATE CREDIT GRADE                       OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
A3                                              1          $33,965         0.01%     $33,965       641       100.00%
A4                                             763       149,500,789       65.16     195,938       617        83.69
A5                                             227       29,201,395        12.73     128,641       603        81.28
AM                                              66       12,458,996        5.43      188,773       573        79.06
AX                                             138       26,510,540        11.55     192,105       588        82.87
B                                               35        6,858,519        2.99      195,958       572        71.91
C                                               29        4,868,420        2.12      167,877       559        68.16
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                PREPAYMENT PENALTY TERMS OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
PREPAYMENT PENALTY TERM                      OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                           422       $74,227,149      32.35%     $175,894      601       81.27%
12                                              58       11,648,324        5.08      200,833       606        81.28
24                                             525       98,831,137        43.08     188,250       606        83.32
30                                              1          163,828         0.07      163,828       606       100.00
36                                             253       44,562,186        19.42     176,135       617        82.22
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                  INTEREST ONLY TERMS OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
INTEREST ONLY TERM                           OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
None                                          1,101     $192,493,621      83.90%     $174,835      601       82.46%
24                                              2          486,650         0.21      243,325       614        85.83
60                                             154       36,145,831        15.75     234,713       635        81.75
120                                             2          306,523         0.13      153,261       657        80.00
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                      NOTE MARGINS OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
NOTE MARGIN (%)                              OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
2.000 - 2.499                                   2         $395,950        0.21%     $197,975       720       80.00%
2.500 - 2.999                                   1          250,000         0.13      250,000       675        33.00
3.000 - 3.499                                   3          443,648         0.24      147,883       628        80.33
3.500 - 3.999                                   13        2,836,368        1.51      218,182       654        69.83
4.000 - 4.499                                   23        4,829,026        2.57      209,958       629        78.31
4.500 - 4.999                                   42        9,049,718        4.81      215,469       618        79.29
5.000 - 5.499                                   93       16,626,777        8.83      178,783       607        82.79
5.500 - 5.999                                  176       34,011,868       18.07      193,249       614        84.71
6.000 - 6.499                                  379       79,009,712       41.98      208,469       601        83.63
6.500 - 6.999                                  116       21,285,587       11.31      183,496       598        83.19
7.000 - 7.499                                   73       11,572,953        6.15      158,534       584        79.16
7.500 - 7.999                                   33        6,034,095        3.21      182,851       590        83.84
8.000 - 8.499                                   9         1,848,273        0.98      205,364       574        83.73
-----------------------------------------------------------------------------------------------------------------------
TOTAL:                                         963      $188,193,975     100.00%    $195,425       605       82.80%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average note margin of the adjustable rate Group II Loans was approximately 6.056% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                     MAXIMUM MORTGAGE RATES OF GROUP II LOANS
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      WEIGHTED   WEIGHTED
                                                                               % OF       AVERAGE      AVERAGE   AVERAGE
                                               NUMBER                        PRINCIPAL   PRINCIPAL     CREDIT    ORIGINAL
MAXIMUM MORTGAGE RATES (%)                     OF LOANS  PRINCIPAL BALANCE    BALANCE     BALANCE       SCORE       LTV
----------------------------------------------------------------------------------------------------------------------------
11.000 - 11.999                                    2          $556,000         0.30%      $278,000       718       80.00%
12.000 - 12.999                                   23         5,411,956         2.88       235,302        671       77.26
13.000 - 13.999                                   129        29,760,676        15.81      230,703        625       78.35
14.000 - 14.999                                   302        62,790,003        33.36      207,914        610       83.18
15.000 - 15.999                                   315        58,388,972        31.03      185,362        594       84.99
16.000 - 16.999                                   153        25,964,042        13.80      169,700        579       83.68
17.000 - 17.999                                   34         4,739,741         2.52       139,404        591       81.95
18.000 - 18.999                                    5          582,585          0.31       116,517        533       71.25
----------------------------------------------------------------------------------------------------------------------------
TOTAL:                                            963       $188,193,975      100.00%     $195,425       605       82.80%
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate Group II Loans was approximately 15.009% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                 MINIMUM MORTGAGE RATES OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
MINIMUM MORTGAGE RATE                        OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
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2.000 - 2.999                                   2         $329,950        0.18%     $164,975       649       44.39%
3.000 - 3.999                                   12        2,606,369        1.38      217,197       661        74.37
4.000 - 4.999                                   31        6,359,685        3.38      205,151       621        78.72
5.000 - 5.999                                   74       12,374,028        6.58      167,217       610        83.91
6.000 - 6.999                                   91       20,219,850       10.74      222,196       616        80.78
7.000 - 7.999                                  210       48,107,500       25.56      229,083       618        81.78
8.000 - 8.999                                  262       53,271,595       28.31      203,327       600        84.11
9.000 - 9.999                                  203       34,200,960       18.17      168,478       584        84.56
10.000 - 10.999                                 61        8,834,668        4.69      144,831       582        84.47
11.000 - 11.999                                 17        1,889,370        1.00      111,139       583        78.25
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TOTAL:                                         963      $188,193,975     100.00%    $195,425       605       82.80%
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As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate Group II Loans was approximately 7.953%
per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                           NEXT INTEREST RATE ADJUSTMENT DATE OF GROUP II LOANS
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                                                                                                WEIGHTED    WEIGHTED
                                                                        % OF         AVERAGE     AVERAGE     AVERAGE
                                             NUMBER                     PRINCIPAL   PRINCIPAL    CREDIT     ORIGINAL
NEXT INTEREST RATE ADJUSTMENT DATE           OF LOANS PRINCIPAL BALANCE  BALANCE     BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
September 2008                                  37       $7,285,080       3.87%     $196,894       619       85.25%
October 2008                                    94       19,443,040       10.33      206,841       607        82.40
November 2008                                  192       37,982,510       20.18      197,826       599        82.58
December 2008                                  388       74,627,176       39.65      192,338       602        82.36
January 2009                                    42        7,093,411        3.77      168,891       603        81.51
September 2009                                  9         2,126,289        1.13      236,254       623        87.26
October 2009                                    16        2,885,385        1.53      180,337       575        86.63
November 2009                                   33        5,971,691        3.17      180,960       599        81.71
December 2009                                  131       26,318,660       13.98      200,906       613        83.75
January 2010                                    5          811,020         0.43      162,204       611        89.86
September 2011                                  3          367,223         0.20      122,408       613        84.55
October 2011                                    7         1,668,902        0.89      238,415       607        80.70
November 2011                                   1          367,291         0.20      367,291       679        80.00
December 2011                                   5         1,246,298        0.66      249,260       645        82.11
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TOTAL:                                         963      $188,193,975     100.00%    $195,425       605       82.80%
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate Group II Loans will be approximately 25 months
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                             BACK-END DEBT TO INCOME RATIO OF GROUP II LOANS
-----------------------------------------------------------------------------------------------------------------------
                                                                                                WEIGHTED    WEIGHTED
                                                                           % OF     AVERAGE      AVERAGE     AVERAGE
                                             NUMBER                      PRINCIPAL  PRINCIPAL    CREDIT     ORIGINAL
DEBT TO INCOME                               OF LOANS PRINCIPAL BALANCE   BALANCE    BALANCE      SCORE        LTV
-----------------------------------------------------------------------------------------------------------------------
0.01 - 20.00                                    40       $5,590,017        2.44%     $139,750      607       81.22%
20.01 - 25.00                                   53        8,178,310        3.56      154,308       601        79.75
25.01 - 30.00                                   89       13,562,424        5.91      152,387       600        79.84
30.01 - 35.00                                  143       24,020,067        10.47     167,972       607        80.33
35.01 - 40.00                                  174       31,462,291        13.71     180,818       614        81.38
40.01 - 45.00                                  274       51,660,795        22.52     188,543       607        82.26
45.01 - 50.00                                  377       73,211,329        31.91     194,195       608        83.90
50.01 - 55.00                                  108       21,509,287        9.37      199,160       598        83.78
55.01 - 60.00                                   1          238,105         0.10      238,105       609        90.00
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TOTAL:                                        1,259     $229,432,625      100.00%    $182,234      607       82.35%
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-----------------------------------------------------------------------------------------------------------------------
As of the cut-off date, the non-zero weighted average debt-to-income ratio of the Group II Loans will be approximately 41.72%.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

                                                  RATING AGENCY CONTACTS

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 MOODY'S:                                Shachar Gonen                                           212.553.3711
 S&P:                                    Truc Bui                                                212.438.2673
 FITCH:                                  Laura Pokojni                                           212.908.0228
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